As filed with the Securities and Exchange Commission on February 21, 2025

1933 Act File No. 333-[     ]

1940 Act File No. 811-24058

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT

UNDER

☒	THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and

REGISTRATION STATEMENT

UNDER

☒	THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

Optimize Premium Yield Fund

(Exact Name of Registrant as Specified in Charter)

205 Yonge Street

Toronto, Ontario, Canada M5B 0C4

(Address of Principal Executive Offices)

1-866-209-6862

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies of communications to:

Gregory C. Davis

Chelsea M. Childs

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated February 21, 2025

Optimize Premium Yield Fund

Prospectus

[DATE], 2025

Class OWM Shares – [Ticker]

The Fund. Optimize Premium Yield Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.”

Investment Objective. The Fund’s investment objective is to maximize long-term total return. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board of Trustees (the “Board”), without shareholder approval. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. Shareholders should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in a non-diversified portfolio of income-oriented, yield-oriented, and total return-oriented investments. The Fund uses a multi-asset investment strategy, which includes selecting public and private growth- and yield-oriented investments, seeking tactical market exposure, and obtaining stakes in private investment funds and companies. In selecting securities for the Fund’s portfolio, Optimize Wealth Management Inc. (the “Adviser”) relies on guiding principles that stress independent research, stringent security selection, and disciplined portfolio construction. The Adviser combines equity and yield-based analysis with other sound investment strategies aimed to deliver attractive returns on a relative basis throughout full market cycles. The Fund invests in a non-diversified portfolio of private and public securities, including Underlying Funds (as defined below) managed by third parties, to obtain exposure to a range of different asset classes and strategies. There are no limitations on the amount of the Fund’s assets that may be invested in any asset class, strategy, sector, or geographic region, and may invest in issuers of any market capitalization and credit rating.

The Offering. The Fund offers a single class of common shares of beneficial interest weekly on a continuous basis. Shares will be sold at their offering price, which is the net asset value (“NAV”) per share. Shares of the Fund will not be listed on any securities exchange, and it is not anticipated that a secondary market for the shares will develop. The Fund and [DISTRIBUTOR] (the “Distributor”), the Fund’s principal underwriter, each reserves the right, in its sole discretion, to reject any purchase order, in whole or in part, when, in the judgment of management, such rejection is in the best interests of the Fund. Shareholders will not have the right to redeem their shares; however, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Interval Fund. The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to generally make periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV. [The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits the Fund to make monthly repurchase offers of not less than 5% of the Fund’s outstanding shares at NAV. The Fund may not offer to repurchase more than 25% of its outstanding shares during any three-month period.] Subject to applicable law and approval of the Board of Trustees of the Fund, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV each [month]. A repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that the Fund will repurchase your shares when or in the amount that you desire. The Fund has no history of public trading, does not currently intend to list its shares for trading on any national securities exchange and does not expect any secondary trading market in the shares to develop. Shares of the Fund are, therefore, not readily marketable. Even though the Fund will make [monthly] offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be illiquid.

i

Risks. An investment in the Fund is subject to, among others, the following risks:

●	There is not expected to be any secondary trading market in shares of the Fund. Unlike some closed-end funds, the Fund’s shares are not listed on any securities exchange.

●	An investment in the Fund is considered to be an illiquid investment. Shareholders should not expect to be able to sell their shares in a secondary market transaction regardless of how the Fund performs. Even though the Fund expects to offer to repurchase shares on a monthly basis, there is no guarantee that shareholders will be able to sell shares at any given time or in the quantity desired.

●	Shares of the Fund are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

●	The Fund may utilize borrowings and financial leverage and significant risks may be assumed as a result.

●	There is no assurance that the Fund will be able to make any distributions or maintain a certain level of distributions to shareholders.

●	The Fund’s distributions may be funded from cash or cash equivalents in the Fund’s investment portfolio, offering proceeds or borrowings, and may constitute a return of capital and reduce the amount of capital available to the Fund for investment.

Investing in the Fund involves a high degree of risk. See “Principal Risks” beginning on page [ ] of this Prospectus.

Shares of the Fund are sold only to investors who certify that they are “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). A “qualified client” is a person who, or a company that, has (i) at least $1,100,000 under the management of the adviser or (ii) a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,200,000. An “accredited investor,” if a natural person, is generally defined as a person with assets of more than $1,000,000, excluding their principal residence, or annual income exceeding $200,000, or $300,000 together with their spouse.

This Prospectus sets forth concisely information about the Fund that you should know before investing in the Fund. Please read and retain this Prospectus for future reference. The Fund has filed with the Securities and Exchange Commission (the “SEC”) a Statement of Additional Information, dated [DATE], 2025, as amended from time to time (the “SAI”), containing additional information about the Fund. The SAI is incorporated by reference into this Prospectus. The Fund will produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the SAI and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling toll-free [TOLL-FREE NUMBER] or by writing to the Fund at [ADDRESS]. The Fund’s SAI is, and the Fund’s annual and semi-annual reports will be, also available free of charge on our website at [WEBSITE] and on the SEC’s website (http://www.sec.gov). You may also obtain these documents, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

OFFERING PROCEEDS

Per Share
Public Offering Price	At current NAV
Sales Load(1)	None
Proceeds to the Fund (Before Expenses)	Amount invested at current NAV

(1) Shares of the Fund are not subject to a sales load. The Fund offers shares weekly on a continuous basis. A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the shares (on a “first in-first out” basis). The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. See “Periodic Repurchase Offers.”

(2) [Pursuant to an expense limitation reimbursement agreement between the Fund and the Adviser, the Adviser will reimburse offering expenses borne by the Fund beyond a certain limit and will be entitled to recoup from the Fund such reimbursed amounts, subject to certain limitations. See “Summary of Fees and Expenses.”]

Table of Contents

Fund Summary	1
Summary of Fees and Expenses	16
Financial Highlights	18
The Fund	18
Use of Proceeds	18
Investment Objectives, Investment Strategies and Risks	18
Principal Risks	21
Leverage	34
Management of the Fund	35
Periodic Repurchase Offers	36
Distribution Arrangements	40
Distributions and U.S. Federal Income Tax Matters	43
Dividend Reinvestment	47
Description of Capital Structure	47
Determination of Net Asset Value	48
Certain Provisions of the Organizational Documents	50
Other Service Providers	50
Potential Conflicts of Interest	50

v

Fund Summary

This is only a summary and does not contain all of the information that a prospective investor should consider before investing. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information (“SAI”).

THE FUND	Optimize Premium Yield Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company and is operated as an “interval fund.”
THE OFFERING

The Fund offers a single class of common shares of beneficial interest weekly on a continuous basis. The Fund may in the future apply for an exemptive order from the SEC that would permit the Fund to offer more than one class of shares in the future with fees and expenses that can differ from the classes of shares described in this Prospectus. The Fund’s shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the shares will develop.

Shares of the Fund will be sold weekly at their offering price, which is the net asset value (“NAV”) per share. The Fund accepts initial and additional purchases of shares as of the last business day of each calendar week. Neither the Fund nor [DISTRIBUTOR] (“[    ]” or the “Distributor”), the Fund’s principal underwriter, imposes a sales load on Fund shares. If you buy shares through certain selling agents or other financial intermediaries, they may directly charge you a transaction fee in such amount as they may determine. Shareholders should consult with their selling agents or other financial intermediaries about any transaction or other fees their selling agents or other financial intermediaries might impose.

Generally, the stated minimum initial investment by an investor in the Fund is $100. The minimum initial investment amount may be modified or waived for Trustees on the Board of Trustees of the Fund (the “Board”), certain employees of the Adviser, members of the extended family of each such Trustee and employee, affiliates of the Adviser and certain Fund service providers. There is no minimum subsequent investment with respect to the shares.

PERIODIC REPURCHASE OFFERS

The Fund is an “interval fund,” a type of fund that in order to provide liquidity to shareholders, has adopted a fundamental investment policy to generally make [monthly] offers to repurchase between 5% and 25% of its outstanding shares at NAV. [The Fund has received an exemptive order from the SEC that permits the Fund to make monthly repurchase offers of not less than 5% of the Fund’s outstanding shares at NAV.] The Fund may not offer to repurchase more than 25% of its outstanding shares during any three-month period. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV each [month]. The Fund’s initial repurchase offer is expected to occur on or about [DATE].

Generally, on the [first] business day of the month, and in any case at least 7 and no more than 14 calendar days prior to the Repurchase Request Deadline (as defined below), the Fund will send a notice of the monthly repurchase offer to each shareholder. The time and dates by which repurchase offers must be received in good order (“Repurchase Request Deadline”) will generally be 4:00 p.m. Eastern time on the [eighth] business day of each month. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date on which the repurchase price will be determined (the “Repurchase Pricing Date”) and the shares to be repurchased will be repurchased and pricing will be determined after the close of business on that date. Payment for shares tendered for repurchase will normally be made by the fifth business day (but in any case no later than the seventh calendar day) following the Repurchase Pricing Date and, in every case, at least five business days before sending notification of the next monthly repurchase offer.

The Fund’s shares are not listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its shares. Accordingly, you may not be able to sell shares of the Fund when and/or in the amount that you desire. Investors should consider shares of the Fund to be an illiquid investment. Thus, the Fund is appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks-Repurchase Offers Risk.”

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Fund shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the Early Repurchase Fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans.

INVESTMENT OBJECTIVE	The investment objective of the Fund is to maximize long-term total return. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.
PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a non-diversified portfolio of income-oriented, yield-oriented, and total return-oriented investments. The Fund uses a multi-asset investment strategy, which includes selecting public and private growth- and yield-oriented investments, seeking tactical market exposure, and obtaining stakes in private investment funds and companies. In selecting securities for the Fund’s portfolio, Optimize Wealth Management Inc. (the “Adviser”) relies on guiding principles that stress independent research, stringent security selection, and disciplined portfolio construction. The Adviser combines equity and yield-based analysis with [other sound investment strategies] aimed to deliver attractive returns on a relative basis throughout full market cycles.

The Fund invests in a portfolio of private and public securities, including Underlying Funds (as defined below) managed by the Adviser and/or third parties, to obtain exposure to a range of different asset classes and strategies. There are no limitations on the amount of the Fund’s assets that may be invested in any asset class, strategy, sector, or geographic region, and may invest in issuers of any market capitalization and credit rating.

The private securities in which the Fund invests include private credit funds, private equity funds, private real estate investment trusts, private infrastructure funds, private secondaries funds, and private funds-of-funds (together “Underlying Private Funds”). The Fund also makes direct investments in fixed income securities of private issuers. The Fund’s investments in private securities generally are used to obtain exposure to the following types of strategies and asset classes:

-      Private equity. Private equity strategies generally involve investments made directly or through investment vehicles holding privately owned companies that are not publicly traded.

-      Private credit. Private credit strategies typically involve investments in private yield-based strategies or other private lending where the debt is not issued or traded on the public markets.

-      Private real estate. Private real estate strategies involve real estate investing, typically composed of professionally managed pooled investments in the real estate sector.

-      Private infrastructure. Private infrastructure strategies typically invest through investment vehicles into public systems or infrastructure projects such as transportation, communication networks, energy or water systems.

The public securities in which the Fund invests include underlying public funds managed by third parties, such as exchange-traded funds (“ETFs”), closed-end funds (including business development companies (“BDCs”)), and mutual funds (together “Underlying Public Funds,” and together with the Underlying Private Funds, “Underlying Funds”). The Fund may also invest in cash and cash equivalents, government securities, money market instruments, investment grade securities, and other publicly traded equity and fixed-income securities of companies of any market capitalization in U.S. or foreign markets (including emerging markets). The Fund’s investments in public securities generally are used to obtain exposure to the following types of strategies and asset classes:

-      Private debt. Private debt exposure is obtained primarily through publicly traded BDCs that invest with the objective of generating current income or capital appreciation through private credit or loan agreements.

-       Real estate. Real estate exposure is gained primarily through publicly traded real estate investment trusts (“REITs”). REITs are entities that own, operate, or finance income-generating real estate.

-      High-yield equity. High-yield equity strategies generally invest in companies whose dividend yields are such that investors can benefit through potential appreciation in the stock’s price as well as distributions made by the company.

-      Public debt. Public debt exposure is gained through investments made directly or through Underlying Public Funds with exposure to yield-oriented investments, such as publicly traded debt obligations of corporations, municipalities, or governments.

The Fund also seeks to obtain tactical market exposure in various asset classes to take advantage of prevailing market opportunities, primarily through the use of ETFs.

The Adviser determines the allocation of the Fund’s assets among asset classes and allocates a significant majority of the Fund’s assets to various Underlying Funds. When investing in Underlying Funds, the Adviser seeks to select fund managers that have strong track records and financial interests that are closely aligned with those of the Fund. In some cases, Underlying Private Funds are acquired on a secondary basis from previous investors. The Investment Company Act of 1940, as amended (the “1940 Act”) may impose limits and restrict the Fund’s ability to invest in assets in any one Underlying Fund or in Underlying Funds managed by the same third-party manager. The Fund may invest in Underlying Funds, including other investment companies, such as ETFs and closed-end funds, to the extent permitted under the 1940 Act.

The Fund seeks to diversify its investment portfolio, including Underlying Funds and direct investments, by focusing on a variety of industries and regions at various stages of the business life cycle. The Adviser will adjust allocations from time to time among different Underlying Funds and strategies based on its assessment of market conditions and opportunities. From time to time, the Fund may have substantial exposure to a particular asset class, industry, sector, country, or region. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or to pursue alternative investment options.

The Fund’s investments may be denominated in foreign (non-U.S.) currencies or in U.S. dollars. The Fund may hedge its foreign currency exposure, including through the use of exchange listed currency options, to mitigate the risk of exchange rate fluctuations where the Fund has purchased or invested, or committed to invest, in securities denominated in foreign (non-U.S.) currencies.

The Fund may engage in derivative transactions to seek return and to hedge against fluctuations in currency or interest rate risks. The Fund is a “limited derivatives user” within the meaning of Rule 18f-4 under the 1940 Act and, therefore, is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

LEVERAGE

The Fund may use leverage in order to provide the liquidity required to take advantage of investment opportunities on a timely basis, to increase returns, to fund redemptions or repurchases of shares and for general operating purposes. The primary objective of such borrowing is to enhance the investment returns of the Fund and permit the Fund to be as fully invested as possible, while retaining the flexibility to take advantage of investment opportunities that arise from time to time. The cost of any such borrowing will be borne by the Fund and the assets of the Fund may serve as collateral for such borrowing.

The Fund is not limited in the form or manner in which it may incur leverage but is limited in the amount of leverage it can incur. The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act requirement that a registered closed-end investment company must satisfy an “asset coverage” requirement of 200% or more for leverage obtained through preferred stock or 300% or more of leverage obtained through indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including the indebtedness). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage).

In addition to borrowings that are subject to 300% asset coverage, the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage directly or indirectly. No assurance can be given that the Fund’s use of leverage will in any particular circumstance be possible or successful or that the Fund’s use of leverage will result in a higher yield to shareholders.

Underlying Funds and individual portfolio companies may also utilize leverage in their investment activities. Borrowings by Underlying Funds and their portfolio companies are not subject to the Fund’s previously described asset coverage requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds and portfolio companies.

MANAGEMENT OF THE FUND

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Optimize Wealth Management Inc. (the “Adviser”) serves as the investment adviser to the Fund. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs. [ ] are the portfolio managers of the Fund.

The Adviser is located at [ADDRESS]. The Adviser and its affiliates (together, “Optimize”) has been managing assets since [   ]. Optimize is an indirect, wholly-owned subsidiary of Optimize Wealth Management. Optimize Wealth Management, whose principal offices are at 205 Yonge St, Toronto, ON M5B 0C4, is an investment fund manager and exempt market dealer registered under the securities laws of Ontario, Canada. Optimize provides investment advice, discretionary portfolio and asset management services to its clients.

Under the general supervision of the Board and pursuant to an investment advisory agreement between the Fund and Optimize (the “Investment Advisory Agreement”), the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all members of the Board (“Trustees”) and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund and will compensate all other Adviser personnel who provide research and investment services to the Fund.

In return for these services, the Fund shall pay the Adviser, out of its assets, as full compensation for all services rendered, a fee consisting of two components - a base management fee (the “Management Fee”) and an Incentive Fee (as defined below). The Management Fee will be paid by the Fund to the Adviser at an annual rate of [  ]%. The Management Fee is computed as a percentage of the [average daily net assets]/[total managed assets] of the Fund and is paid monthly in arrears.

The Fund will also pay the Adviser an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s net profits for the immediately preceding quarter (the “Incentive Fee”). The Incentive Fee will be equal to [ ]% per quarter of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any litigation, any extraordinary expenses or Incentive Fee). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. [The Adviser has contractually obligated to waive a portion of its management fees and to reimburse certain expenses of the Fund to the extent necessary to assume initial offering and organizational expenses through [at least one year from the date of this prospectus]. Any management fees waived or expenses reimbursed may be subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment exceed [ ]% of the Fund’s average daily net assets. Termination or modification of this obligations requires approval by the Fund’s Board of Trustees (the “Board”).
OTHER SERVICE PROVIDERS

[             ] (the “Administrator”), [ADDRESS] serves as the administrator of the Fund, providing administrative, fund accounting [and transfer agency] services.

[[            ] (the “Distributor”), [ADDRESS], serves as principal underwriter and distributor of the Fund. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.]

[                        ] (the “Custodian”), [ADDRESS], serves as custodian to the Fund. The Custodian has custody of all cash and securities of the Fund, attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund.

[                        ] (“[            ]”), [ADDRESS], serves as independent registered public accounting firm for the Fund, providing audit services and other related audit services.

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, located at 3 Embarcadero Center, San Francisco, CA 94111.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT	The Fund records distributions from net investment income daily and intends to make annual distributions to shareholders of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) and net investment income. Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to the shares will be automatically reinvested by the Fund in additional shares, which will be issued at the NAV per share determined as of the ex-dividend date. Additional information regarding dividend reinvestment or to elect not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Administrator at [ ] or [ ].The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

DISTRIBUTION

The Fund’s shares are not subject to a distribution or shareholder servicing fee.

Shares of the Fund will be [primarily] offered and distributed through Optimize’s private wealth management program to individuals who have a client relationship with Optimize. The Fund, together with other funds managed by the Adviser or Optimize, is expected to be included in one or more model portfolios in which private wealth management clients of Optimize invest. Optimize will periodically, as markets dictate, adjust the allocations within the model portfolios based on changing market and economic conditions, including the allocation to the Fund within each model portfolio. Optimize generally will charge private wealth management clients a fee to compensate Optimize for the asset allocation services provided to the client and for various supplementary services, including financial planning and tax return preparation. As a result, the total fees collected by Optimize with respect to its private wealth management clients who are invested in the Fund will include both the fees described herein payable by the Fund to the Adviser as well as any separate wealth management fees payable by such client to Optimize under the private wealth management program.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

[In addition, the Adviser, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the Adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Optimize funds in preferred or specialized selling programs. Payments made by the Distributor to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the Distributor in connection with educational or due diligence meetings that include information concerning Optimize funds. The Distributor may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.]

UNLISTED CLOSED-END FUND STRUCTURE; LIMITED LIQUIDITY	Shares of the Fund are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Fund is not intended for investors who will need ready access to the amounts invested in the Fund. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Fund’s shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the shares are not listed on any securities exchange. Notwithstanding that the Fund conducts periodic repurchase offers, investors should not expect to be able to sell their shares when and/or in the amount desired regardless of how the Fund performs. See [“Description of Capital Structure”] in this Prospectus.
INVESTOR QUALIFICATIONS	Shares are being sold only to investors who certify that they are “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). A “qualified client” is a person who, or a company that, has (i) at least $1,100,000 under the management of the Adviser or (ii) a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,200,000. An “accredited investor,” if a natural person, is generally defined as a person with assets more than $1,000,000, excluding their principal residence, or annual income exceeding $200,000, or $300,000 together with their spouse.

So long as an investor continues to satisfy the investor qualification standards in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund, even if the investor does not satisfy the investor qualification standards in the Fund’s now currently effective Prospectus. However, existing investors who are purchasing additional shares will be required to [submit a new investor certification each time they purchase additional shares certifying that they] continue to satisfy the investor qualification standard in place at the time of any subsequent investment.
INVESTOR SUITABILITY	An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund is not intended for investors who will need ready access to the amounts invested in the Fund. An investment in the Fund should not be viewed as a complete investment program.
SUMMARY OF TAXATION	The Fund intends to elect to be treated and intends to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to shareholders. To qualify for and maintain its treatment as a RIC, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income for each taxable year. See “Distributions and U.S. Federal Income Tax Matters.”
PRINCIPAL RISKS

An investment in the Fund involves significant risks and includes alternative investment and trading strategies not employed by traditional mutual funds. You should carefully consider, among other factors, the risks described below, each of which could have an adverse effect on the value of the Fund. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Investment Objective, Investment Strategies and Risks.”

The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which will change over time (potentially frequently and significantly).

[Co-Investment Opportunities

The Adviser or any of its affiliates may organize, make an investment in, or otherwise participate in, any vehicle formed to make co-investments with the Fund. The Adviser or any of its affiliates may require such co-investors to bear a carried interest, management fee and other costs with respect to any co-investment.]

Derivatives Risk

The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivatives counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. As a “limited derivatives user” within the meaning of Rule 18f-4 under the 1940 Act, the Fund is restricted in its ability to engage in certain derivatives transactions.

Equity Securities Risk

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk

Foreign (non-US) investments may be affected by global economic and political factors, as well as the economic and political factors of the particular country or geographic region in which the issuer operates, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. Many foreign countries have less stringent accounting, auditing and reporting standards. Some foreign stock markets have less trading volume, which may make it more difficult to sell an investment or make prices more volatile. Certain countries may also have foreign investment or exchange laws that make it difficult to sell an investment or may impose withholding or other taxes that could reduce the return on the investment. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments, including the political and economic risks of the underlying issuer’s country and, in the case of depositary receipts traded on foreign markets, currency risk. The risks of foreign investments are generally higher in emerging markets.

General Fund Investing Risks

The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and repurchase activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Infrastructure Investment Risk

The Fund may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by the Fund to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and the Fund may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Interest Rate Risk

Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments.

Interval Fund Risk; Limited Liquidity

The Fund is a closed-end investment company that provides limited liquidity through a [monthly] repurchase policy under Rule 23c-3 under the 1940 Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. As such, shareholders should not expect to be able to sell their shares in a secondary market transaction regardless of how the Fund performs. Even though the Fund intends to offer to repurchase shares on a [monthly] basis, there is no guarantee that shareholders will be able to sell shares at any given time or in the quantity desired. An investment in the Fund is considered an illiquid investment and the shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

Investments in Other Underlying Funds

Some Underlying Funds are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments. Investors in the Fund bear two layers of fees and expenses at both the Fund level and the Underlying Fund level. The Fund’s investments in Underlying Private Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Adviser and the NAV of the Fund’s shares. The Adviser is also dependent on information, including performance information, provided by the Underlying Private Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares.

Certain Underlying Private Funds, including unaffiliated private equity funds and private credit funds, are also subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Underlying Private Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Incentive fees charged by advisors of Underlying Private Funds also creates an incentive for such advisors to make investments that are riskier or more speculative than in the absence of these fees. To the extent an Underlying Private Fund invests in a special situation investment (an investment in securities or other instruments that an Underlying Private Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Underlying Private Fund designates as a special situation investment), the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized.

The Fund also may purchase non-voting securities of, or to contractually forego the right to vote in respect of, Underlying Private Funds in order to prevent the Fund from becoming an “affiliated person” of the Underlying Private Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Underlying Private Fund, including matters that could adversely affect the Fund’s investment.

Investments in Public Companies

The Fund or Underlying Funds may invest in public companies or take private portfolio companies public. Investments in public companies may subject the Fund or Underlying Funds to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund or Underlying Funds to dispose of such securities at certain times (including due to the possession by the Fund or Underlying Funds of material non-public information), increased likelihood of shareholder litigation against such companies’ board members, regulatory action by the domestic or foreign securities regulators and increased costs associated with each of the aforementioned risks.

Leverage Risk

Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can also result from borrowings. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk

The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

The Fund’s investments in private securities are highly illiquid, and there can be no assurance that the Fund or any Underlying Fund will be able to realize on its private investments in a timely manner or at all, which may also make the underlying investments difficult to value. Illiquidity may result from the absence of an established market for the investments as well as legal or contractual restrictions on their resale. In addition, private credit and private equity investments by their nature are often difficult or time consuming to liquidate. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

Market Risk

The market value of the Fund’s investments will rise and fall based on specific company developments and/or in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) including but not limited to war and occupation, terrorism, geopolitics, health crises, terrorism, natural disasters, climate change, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Market value will also vary with changes in the general economic and financial conditions in countries where the investments are based (whether as a result of political, social or environmental changes or otherwise). Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

New Fund Risk

The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. It is designed for long-term investors and not as a trading vehicle.

A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. New and smaller funds may also require a period of time before they are invested in securities, in particular in Underlying Private Funds, that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new or smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy.

Non-Diversification Risk.

The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund's shares may be more volatile than the values of shares of more diversified funds.

Other Investment Companies

The main risk of investing in other investment companies, including ETFs and closed-end funds, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their NAV and are subject to market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress. Fund shareholders will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

Performance Fees

The existence of performance fees may create an incentive for the Adviser to make riskier or more speculative investments on behalf of the Fund than would be the case in the absence of these arrangements. Any performance fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized. If the Fund’s investments decrease in value, it is possible that the unrealized gain previously included in the calculation of the performance fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the performance fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of an asset at a lower valuation in the future, and such circumstances would result in the Fund paying a performance fee on income or gain the Fund never received. If the Fund has insufficient cash in a given [quarter] to cover its performance fee obligation, the Fund may sell some of its investments or reduce new investments to meet its payment obligations.

Real Estate and REIT Investment Risk

Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

Repurchase Offers Risk

As described under “[Periodic Repurchase Offers]” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund intends to conduct [monthly] repurchase offers, typically for [5]% of the Fund’s outstanding shares at NAV per share, subject to applicable law and approval of the Board. In all cases monthly repurchases will be for not less than 5% of the Fund’s outstanding shares at NAV. The Fund may not offer to repurchase more than 25% of its outstanding shares during any three-month period. Subject to applicable law and approval of the Board, for each [monthly] repurchase offer, the Fund currently expects to offer to repurchase [5]% of the Fund’s outstanding shares at NAV.

[Risk Arising from Provision of Managerial Assistance

The Fund will sometimes designate officers, employees or representatives of the Adviser to serve on the boards of directors of portfolio companies. The designation of directors and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors. While the Adviser’s officers and employees intend to manage the Fund in a way that will minimize exposure to these risks, the possibility of successful claims cannot be precluded.]

Risks Associated with Active Management

The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Valuation Risk

A substantial portion of the investments made by the Fund, including investments that are made through the Underlying Funds, will be in the form of investments for which no published market exists. The Adviser will be required to make good faith determinations as to the fair value of these investments on a regular basis in connection with the calculation of NAV and the preparation of the Fund’s financial statements. In many cases, the Adviser will be basing its determinations largely on fair value determinations made by the managers of the Underlying Funds. The process of valuing investments for which no published market exists is based on inherent uncertainties and the resulting values may differ from values that would have been used had a ready market existed for the investments and may differ from the prices at which the investments may be sold.

Summary of Fees and Expenses

This table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Transaction Expenses
Maximum sales load imposed on purchases[1]	None
Early withdrawal charge[2]	[None]/[[ ]%]

Annual Fund Expenses (as a percentage of average net assets)

Management Fee[3]	%
Interest expense on borrowed funds[4]	%
Other expenses[5]	%
Acquired Fund Fees and Expenses[6]	%
Total annual fund expenses	%
[Expense Reimbursement7]	%
[Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement]	%

1 [While neither the Fund nor the Distributor imposes a sales load, if you buy shares through certain selling agents or other financial intermediaries, they may directly charge you a transaction fee in such amount as they may determine. Shareholders should consult with their selling agents or other financial intermediaries about any transaction or other fees their selling agents or other financial intermediaries might impose.]

2 A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the shares (on a “first in-first out” basis). The Fund may waive the Early Repurchase Fee for certain categories of Shareholders or transactions, such as repurchases of shares in the event of the Shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. See “Periodic Repurchase Offers.”

3 The Fund pays the Adviser a fee consisting of two components - a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The Management Fee is computed as a percentage of the average daily net assets of the Fund and is paid monthly in arrears. [“Managed assets” for this purpose means the Fund’s net assets, plus all assets attributable to any form of investment leverage the Fund may utilize, including borrowings.]

The Fund will also pay the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s net profits for the immediately preceding quarter (the “Incentive Fee”). The Incentive Fee will be equal to [  ]% per quarter (or an annualized rate of [  ]%) of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. Please see [“Management of the Fund”] below for the definitions of “Net Profits” and “Loss Recovery Account.”

4 Based on estimated levels of borrowing in an amount equal to [  ]% of the Fund’s managed assets and assumes interest expense accrued at the rate of [   ]% on borrowed funds used to employ leverage, which rate is subject to change based upon prevailing market conditions. The actual amount of borrowing costs borne by the Fund will vary over time based on the Fund’s use of borrowings and variations in market interest rates. The Fund’s interest expense, and therefore its borrowing costs, will increase in a rising interest rate environment.

5 “Other expenses” include accounting, administrative, custody, transfer agency, legal, valuation agent, pricing vendor and auditing fees of the Fund, and estimated initial organizational and offering costs. The amount presented in the table estimates the amounts the Fund expects to pay during the first 12 months, assuming the Fund raises $[ ] million of proceeds during that time.

6 Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. Generally, asset-based fees payable in connection with Underlying Fund investments will range from [ ]% to [ ]% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically [ ]% of an Underlying Fund’s net profits as carried interest allocation, although it is possible that such amounts may be exceeded for certain sponsors of Underlying Funds. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. The amount presented in the table estimates the amounts the Fund expects to pay during the first 12 months, assuming the Fund raises $[ ] million of proceeds during that time.

7 The Adviser has contractually obligated to waive a portion of its management fees and to reimburse certain expenses of the Fund to the extent necessary to assume initial offering and organizational expenses through [at least one year from the date of this prospectus]. Any management fees waived or expenses reimbursed may be subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment exceed [   ]% of the Fund’s average daily net assets. Termination or modification of this obligations requires approval by the Fund’s Board of Trustees (the “Board”).

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in shares of the Fund. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above. An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return with all dividends and distributions reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Shares	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see [“Management of the Fund.”]

Financial Highlights

Because the Fund has not yet commenced operations, no financial highlights are shown. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

The Fund

The Fund is a newly organized Delaware statutory trust that operates as a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its shares and is operated as an interval fund. At present, the Fund has one share class, and an unlimited number of shares are available for purchase. The Fund may in the future apply for an exemptive order from the SEC that would permit the Fund to offer more than one class of shares in the future with fees and expenses that can differ from the class of shares described in this Prospectus. An investment in the Fund may not be appropriate for all investors. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at [ADDRESS].

Optimize Wealth Management Inc. (the “Adviser”) acts as the Fund’s investment adviser. The Adviser has offices at [ADDRESS].

Use of Proceeds

The Fund currently intends to invest substantially all of the net proceeds of any sales of shares pursuant to this Prospectus in accordance with the Fund’s investment objective and policies as soon as practicable after receipt of such proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.

Investment Objectives, Investment Strategies and Risks

Investment Objectives. The Fund’s investment objective is to maximize long-term total return. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. An investment in the Fund should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in a non-diversified portfolio of income-oriented, yield-oriented, and total return-oriented investments. The Fund uses a multi-asset investment strategy, which includes selecting public and private growth- and yield-oriented investments, seeking tactical market exposure, and obtaining stakes in private investment funds and companies. In selecting securities for the Fund’s portfolio, the Adviser relies on guiding principles that stress independent research, stringent security selection, and disciplined portfolio construction. The Adviser combines equity and yield-based analysis with [other sound investment strategies] aimed to deliver attractive returns on a relative basis throughout full market cycles.

The Fund invests in a [diversified] portfolio of private and public securities, including Underlying Funds (as defined below) managed by third parties, to obtain exposure to a range of different asset classes and strategies. There are no limitations on the amount of the Fund’s assets that may be invested in any asset class, strategy, sector, or geographic region, and may invest in issuers of any market capitalization and credit rating.

The private securities in which the Fund invests include private credit funds, private equity funds, private real estate investment trusts, private infrastructure funds, private secondaries funds, and private funds-of-funds (together “Underlying Private Funds”). The Fund also makes direct investments in fixed income securities of private issuers. The Fund’s investments in private securities generally are used to obtain exposure to the following types of strategies and asset classes:

-	Private equity. Private equity strategies generally involve investments made directly or through investment vehicles holding privately owned companies that are not publicly traded.

-	Private credit. Private credit strategies typically involve investments in private yield-based strategies or other private lending where the debt is not issued or traded on the public markets.

-	Private real estate. Private real estate strategies involve real estate investing, typically composed of professionally managed pooled investments in the real estate sector.

-	Private infrastructure. Private infrastructure strategies typically invest through investment vehicles into public systems or infrastructure projects such as transportation, communication networks, energy or water systems.

The public securities in which the Fund invests include underlying public funds managed by third parties, such as exchange-traded funds (“ETFs”), closed-end funds (including business development companies (“BDCs”)), and mutual funds (together “Underlying Public Funds,” and together with the Underlying Private Funds, “Underlying Funds”). The Fund may also invest in cash and cash equivalents, government securities, money market instruments, investment grade securities, and other publicly traded equity and fixed-income securities of companies of any market capitalization in U.S. or foreign markets (including emerging markets). The Fund’s investments in public securities generally are used to obtain exposure to the following types of strategies and asset classes:

-	Private debt. Private debt exposure is obtained primarily through publicly traded BDCs that invest with the objective of generating current income or capital appreciation through private credit or loan agreements.

-	Real estate. Real estate exposure is gained primarily through publicly traded real estate investment trusts (“REITs”). REITs are entities that own, operate, or finance income-generating real estate.

-	High-yield equity. High-yield equity strategies generally invest in companies whose dividend yields are such that investors can benefit through potential appreciation in the stock’s price as well as distributions made by the company.

-	Public debt. Public debt exposure is gained through investments made directly or through Underlying [Public] Funds with exposure to yield-oriented investments, such as publicly traded debt obligations of corporations, municipalities, or governments.

The Fund also seeks to obtain tactical market exposure in various asset classes to take advantage of prevailing market opportunities, primarily through the use of ETFs.

The Adviser determines the allocation of the Fund’s assets among asset classes and allocates a significant majority of the Fund’s assets to various Underlying Funds. When investing in Underlying Funds, the Adviser seeks to select fund managers that have strong track records and financial interests that are closely aligned with those of the Fund. In some cases, Underlying Private Funds are acquired on a secondary basis from previous investors. However, the 1940 Act may impose limits and restrict the Fund’s ability to invest in assets in any one Underlying Fund or in Underlying Funds managed by the one third-party manager. The Fund may invest in Underlying Funds, including other investment companies, such as ETFs and closed-end funds, to the extent permitted under the 1940 Act.

The Fund seeks to diversify its investment portfolio, including Underlying Funds and direct investments, by focusing on a variety of industries and regions at various stages of the business life cycle. The Adviser will adjust allocations from time to time among different Underlying Funds and strategies based on its assessment of market conditions and opportunities. From time to time, the Fund may have substantial exposure to a particular asset class, industry, sector, country, or region. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or to pursue alternative investment options.

The Fund’s investments may be denominated in foreign (non-U.S.) currencies or in U.S. dollars. The Fund may hedge its foreign currency exposure, including through the use of exchange listed currency options, to mitigate the risk of exchange rate fluctuations where the Fund has purchased or invested, or committed to invest, in securities denominated in foreign (non-U.S.) currencies.

The Fund may engage in derivative transactions to seek return and to hedge against fluctuations in currency or interest rate risks. The Fund is a “limited derivatives user” within the meaning of Rule 18f-4 under the 1940 Act and, therefore, is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets.

The Fund may use leverage in order to provide the liquidity required to take advantage of investment opportunities on a timely basis, to increase returns, to fund redemptions or repurchases of shares and for general operating purposes. The Fund is not limited in the form or manner in which it may incur leverage but is limited in the amount of leverage it can incur. The value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including the indebtedness). The primary objective of such borrowing is to enhance the investment returns of the Fund and permit the Fund to be as fully invested as possible, while retaining the flexibility to take advantage of investment opportunities that arise from time to time. The cost of any such borrowing will be borne by the Fund and the assets of the Fund may serve as collateral for such borrowing.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

During unusual market, economic, political or other conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective and other policies, and as such, the Fund may not achieve its investment objective during this period.

Principal Risks

An investment in the Fund involves significant risks and includes alternative investment and trading strategies not employed by traditional mutual funds. You should carefully consider, among other factors, the risks described below, each of which could have an adverse effect on the value of the Fund. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Investment Objective, Investment Strategies and Risks.”

The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which will change over time (potentially frequently and significantly).

Accounting and Disclosure Standards; Limited Information

The Underlying Funds may have or make investments in any part of the world, including in countries where accounting, auditing, financial and other reporting standards, practices and disclosure requirements are not equivalent to those in the United States and Europe and may differ in fundamental ways. Accordingly, information available to the Underlying Funds and, consequently, to the Fund, including both general economic and commercial information and information concerning specific enterprises or assets, may be less reliable and less detailed than information available in more economically sophisticated countries.

Allocation of Personnel

The Adviser’s officers and employees will not be able to devote all of their business time and attention to the Fund as they will continue to be involved in the Adviser’s other business activities. The Adviser’s officers and employees will devote such time and attention to the business of the Fund as they reasonably consider necessary to carry out the operations of the Fund effectively.

Availability of Investments

There is no guarantee that suitable investment opportunities for the Fund’s capital will be found, that investments on favorable terms can be negotiated or that the Fund will be able to realize on the value of their investments or the value of the investments made by the Underlying Funds. Among other factors, competition for suitable portfolio investments from companies, the public equity markets and other investors may reduce the availability of investment opportunities. Specifically, there has been significant recent growth in the number of firms organized to make private credit and private equity investments throughout the world, which may result in increased competition in obtaining suitable investments for the Fund.

Cash and Money Market Instruments; Temporary Defensive Positions

The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective and other policies, and as such, the Fund may not achieve its investment objective during this period.

Changes in Laws or Regulations

Additional laws may apply to the Underlying Funds and the portfolio companies that they hold, as well as to companies in which the Fund invests directly. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on an Underlying Fund’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on the business, investments and results of operations of the Underlying Funds. The Fund must comply with various legal requirements, including requirements imposed by U.S. and foreign anti-money laundering laws, securities laws, commodities laws, and tax laws. These laws may be modified by legislative, judicial or administrative action at any time. Revisions to the U.S. securities laws and interpretations thereof and potential future revisions and interpretations could adversely affect the Fund or the Adviser and, in that regard, could require modifications to the Fund’s intended investment program or increase compliance costs of operating the Fund.

[Co-Investment Opportunities

The Adviser or any of its affiliates may organize, make an investment in, or otherwise participate in, any vehicle formed to make co-investments with the Fund. The Adviser or any of its affiliates may require such co-investors to bear a carried interest, management fee and other costs with respect to any co-investment.]

Counterparty Risk

A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Credit Risk

Credit risk is the possibility that a borrower, or the counterparty to a derivatives contract, is unable or unwilling to repay the loan or obligation, either on time or at all. Companies, governments and special purpose vehicles (such as vehicles that issue asset-backed securities or mortgage-backed securities) that borrow money, and the debt securities they issue, are rated by specialized rating agencies. Debt securities issued by companies or governments in emerging markets often have higher credit risk (lower rated debt), while debt securities issued by well-established companies or by governments of developed countries tend to have lower credit risk (higher rated debt). A downgrade in an issuer’s credit rating or other adverse news regarding an issuer can influence a debt security’s market value. Other factors can also influence a debt security’s market value, such as the level of liquidity of the security, a change in the market perception of the creditworthiness of the security, the parties involved in structuring the security and the underlying assets, if any. Lower rated and unrated debt instruments generally offer a better return than higher grade debt instruments but have the potential for substantial loss. Companies or markets with higher credit risk tend to be more volatile in the short term.

In evaluating the quality of a particular instrument, the Adviser may take into consideration, among other things, a credit rating assigned by a credit rating agency, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit rating agencies are private services that provide ratings of the credit quality of certain investments. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. As such, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.

Currency Risk

Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, Optimize and the Fund have become potentially more susceptible to operational risks through breaches of cyber security. A breach of cyber security. refers to both intentional and unintentional events that may cause Optimize or the Fund to lose proprietary information, suffer data corruption or lose operational capacity. This in turn could cause Optimize or the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches may involve unauthorized access to Optimize’s or the Fund’s digital information systems (e.g., through “hacking” or malicious software coding) but may also result from outside attacks, such as denial of service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cybersecurity breaches of Optimize’s or the Fund’s or the Fund’s third party service providers (e.g. administrators and custodians) or companies that the Fund invests in can also subject Optimize and the Fund to many of the same risks associated with direct cyber security breaches.

Dependence on Key Management Personnel

A part of the Fund’s investment strategy involves investing in Underlying Funds managed by other fund managers. As such, the performance of the Fund’s investments will depend upon the ability of the Underlying Fund managers to source, select, complete and realize appropriate investments. In the case of the Fund’s investment portfolio, reliance will be placed on fund managers managing credits funds, private equity funds and funds of funds in which the Fund invests. The performance Underlying Funds that are fund-of-funds will in turn depend upon the managers of the underlying credit and private equity funds and portfolio companies in which they invest.

Derivatives Risk

The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivatives counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. As a “limited derivatives user” within the meaning of Rule 18f-4 under the 1940 Act, the Fund is restricted in its ability to engage in certain derivatives transactions.

Effects of Bankruptcy

The Fund and Underlying Funds may make investments in portfolio companies that are or may become the subject of voluntary or involuntary bankruptcy or similar proceedings under applicable laws. Certain risks that are faced in bankruptcy or similar proceedings that must be factored into the investment decision include, for example, the potential total loss of any such investment. Upon confirmation of a plan of reorganization under applicable bankruptcy laws, or as a result of a liquidation proceeding, the Fund or Underlying Funds could suffer a loss of all or a part of the value of its investment in a portfolio company. A bankruptcy filing or similar proceeding may adversely and permanently affect a portfolio company. The portfolio company could lose market position and key employees, and the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist prior to the making of the investment by the Fund or an Underlying Fund.

Environmental Liabilities

The Fund and Underlying Funds could face substantial risk of loss from environmental claims arising from investments made with undisclosed or unknown environmental problems or inadequate reserves or insurance for previously identified matters, as well as from occupational safety issues and concerns. Under certain circumstances, U.S. courts have held that a parent company is responsible for the environmental clean-up obligations of its subsidiary imposed by applicable laws. In the event that the Fund or an Underlying Fund is the parent of a portfolio company with such obligations, a U.S. court or a court of any other applicable jurisdiction might find that the Fund or an Underlying Fund is liable for such obligations. Environmental claims with respect to a specific investment may exceed the value of such investment.

Equity Securities Risk

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk

Foreign (non-US) investments may be affected by global economic and political factors, as well as the economic and political factors of the particular country or geographic region in which the issuer operates, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. Many foreign countries have less stringent accounting, auditing and reporting standards. Some foreign stock markets have less trading volume, which may make it more difficult to sell an investment or make prices more volatile. Certain countries may also have foreign investment or exchange laws that make it difficult to sell an investment or may impose withholding or other taxes that could reduce the return on the investment. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments, including the political and economic risks of the underlying issuer’s country and, in the case of depositary receipts traded on foreign markets, currency risk. The risks of foreign investments are generally higher in emerging markets.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.

The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as ADRs and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid. Unless otherwise stated in the Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

General Fund Investing Risks

The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Geopolitical Risk

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one country, region, sector, industry or market or, with respect to one company, may adversely impact issuers in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war, banking or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s NAV, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Growth Investing

Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they usually invest a high portion of earnings in their business, and they may lack the dividends of value-oriented stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments may lead to sharply falling prices because investors buy growth-oriented stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Infrastructure Investment Risk

The Fund may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by the Fund to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and the Fund may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Interest Rate Risk

Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments.

Interval Fund Risk; Limited Liquidity

The Fund is a closed-end investment company that provides limited liquidity through a [monthly] repurchase policy under Rule 23c-3 under the 1940 Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. As such, shareholders should not expect to be able to sell their shares in a secondary market transaction regardless of how the Fund performs. Even though the Fund intends to offer to repurchase shares on a [monthly] basis, there is no guarantee that shareholders will be able to sell shares at any given time or in the quantity desired. An investment in the Fund is considered an illiquid investment and the shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

Investment in Restructurings of Distressed Companies

The Fund and the Underlying Funds may make investments in restructurings of distressed or non-performing companies or assets which involve a high degree of financial risk and are experiencing or are expected to experience severe financial difficulties, which may never be overcome.

Investments in Less Established Companies

The Fund will invest in Underlying Funds that may invest in the securities of less established companies and may also include direct investments in such companies. Investments in such companies may involve greater risks than are generally associated with investments in more established companies.

Investments in Other Underlying Funds

Some Underlying Funds are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments. Investors in the Fund bear two layers of fees and expenses at both the Fund level and the Underlying Fund level. The Fund’s investments in Underlying Private Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Adviser and the NAV of the Fund’s shares. The Adviser is also dependent on information, including performance information, provided by the Underlying Private Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares.

Certain Underlying Private Funds, including unaffiliated private equity funds and private credit funds, are also subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Underlying Private Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Incentive fees charged by advisors of Underlying Private Funds also creates an incentive for such advisors to make investments that are riskier or more speculative than in the absence of these fees. To the extent an Underlying Private Fund invests in a special situation investment (an investment in securities or other instruments that an Underlying Private Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Underlying Private Fund designates as a special situation investment), the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized.

The Fund also may purchase non-voting securities of, or to contractually forego the right to vote in respect of, Underlying Private Funds in order to prevent the Fund from becoming an “affiliated person” of the Underlying Private Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Underlying Private Fund, including matters that could adversely affect the Fund’s investment.

Investments in Public Companies

The Fund or Underlying Funds may invest in public companies or take private portfolio companies public. Investments in public companies may subject the Fund or Underlying Funds to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund or Underlying Funds to dispose of such securities at certain times (including due to the possession by the Fund or Underlying Funds of material non-public information), increased likelihood of shareholder litigation against such companies’ board members, regulatory action by the domestic or foreign securities regulators and increased costs associated with each of the aforementioned risks.

Investments in Small- and Mid-Capitalization Companies

A component of the Fund’s and the Underlying Funds’ investment strategy is to invest in small- and mid-capitalization companies. While investments in small- and mid-cap companies may present greater opportunities for growth, such investments may also entail larger risks than are customarily associated with investments in large companies. Small and medium-sized companies may have more limited product lines, markets and financial resources, and may be dependent on smaller management groups. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Further, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of private equity investments generally, and the somewhat greater illiquidity of private investments in small and medium-sized companies, could make it difficult for the Fund and Underlying Funds to react quickly to negative economic or political developments.

Leverage Risk

Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can also result from borrowings. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Limited Information Regarding the Portfolio Companies

An Underlying Fund’s portfolio may consist primarily of securities issued by privately held portfolio companies. There is generally little or no publicly available information about such companies, and the Underlying Funds must rely on the diligence of their own employees and the consultants they hire to obtain the information necessary for their decision to invest in them. There can be no assurance that the diligence efforts of the Underlying Funds will uncover all material information about the privately held business necessary for the Underlying Funds to make a fully informed investment decision.

Liquidity Risk

The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

The Fund’s investments in private securities are highly illiquid, and there can be no assurance that the Fund or any Underlying Fund will be able to realize on its private investments in a timely manner or at all, which may also make the underlying investments difficult to value. Illiquidity may result from the absence of an established market for the investments as well as legal or contractual restrictions on their resale. In addition, private credit and private equity investments by their nature are often difficult or time consuming to liquidate. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

Lower Rated Investments. Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities. Lower rated investments are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments. Lower rated investments are considered primarily speculative with respect to the issuer’s capacity to pay interest and repay principal.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the Adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated securities through, among other things, active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that the Adviser will be successful in doing so.

Market Risk

The market value of the Fund’s investments will rise and fall based on specific company developments and/or in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) including but not limited to war and occupation, terrorism, geopolitics, health crises, terrorism, natural disasters, climate change, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Market value will also vary with changes in the general economic and financial conditions in countries where the investments are based (whether as a result of political, social or environmental changes or otherwise). Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

New Fund Risk

The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. It is designed for long-term investors and not as a trading vehicle.

A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. New and smaller funds may also require a period of time before they are invested in securities, in particular in Underlying Private Funds, that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new or smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy.

Non-Diversification

The Fund is a non-diversified Fund. A “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Focusing investments in a smaller number of issuers could result in greater potential losses than for funds investing in a broader variety of issuers, and the value of a non-diversified fund's shares may be more volatile than the values of shares of more diversified funds. However, the Fund intends to qualify as a regulated investment company under the Code. This requires the Fund to limit its investments so that, at the end of each fiscal quarter, at least 50% of the Fund’s total assets are invested in (i) cash and cash items, U.S. Government securities and securities of other regulated investment companies, and (ii) single issuers that are less than 5% of the total assets of the Fund and not more than 10% of the outstanding voting shares of the issuer. In addition, at the end of each fiscal quarter, not more than 25% of the value of the Fund’s total assets can be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

Other Investment Companies

The main risk of investing in other investment companies, including ETFs and closed-end funds, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their NAV. Fund shareholders will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

In addition, shares of investment companies that are listed on an exchange may trade at a premium or discount to NAV and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress.

Performance Fees

The existence of performance fees may create an incentive for the Adviser to make riskier or more speculative investments on behalf of the Fund than would be the case in the absence of these arrangements. Any performance fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized. If the Fund’s investments decrease in value, it is possible that the unrealized gain previously included in the calculation of the performance fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the performance fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of an asset at a lower valuation in the future, and such circumstances would result in the Fund paying a performance fee on income or gain the Fund never received. If the Fund has insufficient cash in a given [quarter] to cover its performance fee obligation, the Fund may sell some of its investments or reduce new investments to meet its payment obligations.

Potential Conflicts of Interest

Optimize and its directors and officers and their respective affiliates and associates may engage in the promotion, management or investment management of, or may render advice to any other account or fund that has investment objectives and strategies similar to the Fund. The Adviser may have a conflict of interest in rendering advice to the Fund because the benefit Optimize and its personnel may receive from managing some other accounts may exceed the benefit from managing the Fund’s accounts, and, therefore, may provide an incentive to favor such other accounts. Optimize intends that any other such investment mandates will be carried out in a manner that either enhances or is neutral to the investment performance of the Fund. See [“Conflicts of Interest”].

Although none of the directors or officers of the Adviser will devote his or her full time to the activities and affairs of the Fund, each will devote as much time as is necessary to the management of the activities and affairs of the Fund. Although officers, directors and professional staff of Optimize will devote as much time to the Fund as Optimize deems appropriate to perform their respective duties in accordance with the Declaration of Trust and its fiduciary responsibilities to the Fund, Optimize’s investment personnel may have conflicts in allocating its time and services among the Fund’s investment portfolio and the other investment portfolios managed by Optimize.

Preferred Stocks

Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stock includes certain hybrid securities and other types of preferred stock with different features from those of traditional preferred stock described above. Preferred stocks that are hybrid securities possess various features of both debt and traditional preferred stock and as such, they may constitute senior debt, junior debt, or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred stock, hybrid securities may not be subordinate to a company’s debt instruments.

Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. Preferred stock may be less liquid than other securities. As a result, preferred stock is subject to the risk that they may be unable to be sold at the time desired by the Fund or at prices approximating the values at which the Fund is carrying the stock on its books. In addition, over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of stock held by the Fund, which may result in losses to the Fund. In addition, an issuer of preferred stock may redeem the stock prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred stock.

Prepayment and Extension

Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.

Real Estate and REIT Investment Risk

Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

Reliance on Optimize as Portfolio Manager

The Fund is managed exclusively by the Adviser, with all investment decisions being made by the Adviser. Shareholders do not have the right to participate in the management of the Fund or in decisions made by the Adviser. As a result, shareholders will have almost no control over their investments in the Fund or their prospects with respect thereto. The Fund’s ability to achieve its investment objective will depend on the ability of the Adviser to effectively implement the Fund’s investment strategy. The success of the Fund depends in substantial part upon the skill and expertise of the Adviser’s officers and employees and the other individuals employed to assist them. There can be no assurance that the officers and employees will continue to be members of or employed by the Adviser. The loss of service to the Fund of one or more officers, employees, or members of the Adviser could have a material adverse effect on the success of the Fund.

Reliance upon Borrowed Funds

Because investments in private issuers often rely on the use of leverage, the ability to achieve attractive rates of return on such private investments will depend on the Fund’s and many of the Underlying Funds’ continued ability to access sources of debt financing at attractive rates. An increase in either the general levels of interest rates or in the risk spread demanded by lenders would make it more expensive to finance private credit and private equity investments. Increases in interest rates could also make it more difficult to locate and consummate private credit and private equity investments because other potential buyers, including operating companies acting as strategic buyers, may be able to bid for an asset at a higher price due to a lower overall cost of capital. Availability of capital from debt capital markets is subject to significant volatility and the Fund and Underlying Funds may not be able to access those markets at attractive rates, or at all, when completing a private credit or private equity investment. Any of the foregoing circumstances could have a material adverse effect on the financial condition and results of operations of the Fund and the Underlying Funds.

Repurchase Offers Risk

As described under “[Periodic Repurchase Offers]” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund intends to conduct [monthly] repurchase offers, typically for [5]% of the Fund’s outstanding shares at NAV per share, subject to applicable law and approval of the Board. In all cases, monthly repurchases will be for not less than 5% of the Fund’s outstanding shares at NAV. The Fund may not offer to repurchase more than 25% of its outstanding shares during any three-month period. Subject to applicable law and approval of the Board, for each [monthly] repurchase offer, the Fund currently expects to offer to repurchase [5]% of the Fund’s outstanding shares at NAV.

Restricted Securities

Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. In addition, if the Adviser receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

[Risk Arising from Provision of Managerial Assistance

The Fund will sometimes designate officers, employees or representatives of the Adviser to serve on the boards of directors of portfolio companies. The designation of directors and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors. While the Adviser’s officers and employees intend to manage the Fund in a way that will minimize exposure to these risks, the possibility of successful claims cannot be precluded.]

Risks Associated with Active Management

The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.

U.S. Government Securities and Obligations.

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.

Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills, and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Other U.S. government securities are backed solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and, therefore, involve greater risk. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it were not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to price declines due to changing market interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of the entity will be adversely impacted.

Valuation Risk

A substantial portion of the investments made by the Fund, including investments that are made through the Underlying Funds, will be in the form of investments for which no published market exists. The Adviser will be required to make good faith determinations as to the fair value of these investments on a regular basis in connection with the calculation of NAV and the preparation of the Fund’s financial statements. In many cases, the Adviser will be basing its determinations largely on fair value determinations made by the managers of the Underlying Funds. The process of valuing investments for which no published market exists is based on inherent uncertainties and the resulting values may differ from values that would have been used had a ready market existed for the investments and may differ from the prices at which the investments may be sold.

The Fund will invest in Underlying Funds and will generally fair value interests in Underlying Funds in part based on valuations that are reported to the Fund. Such valuations of the interests in the relevant Underlying Funds may be utilized by the Fund in calculating NAV. The NAV may therefore be indirectly affected by the value of assets held by the Fund and the applicable Underlying Funds. The NAVs received by the Fund from Underlying Funds may be estimates only, and such values may be used to determine NAVs and fee accruals for purposes of determining amounts payable on subscription or redemptions. No adjustments or revisions to the Fund’s NAV will be made in the event that an Underlying Fund’s NAV is subject to later adjustment based on valuation information available at that time, including for example as a result of year-end audit.

Leverage

The Fund may use leverage in seeking to achieve its investment objective if the opportunity arises to obtain financing on attractive terms. Such borrowings are typically secured by investments held by the Fund. The Fund is not limited in the form or manner in which it may incur leverage but is limited in the amount of leverage it can incur, as further discussed below. There can be no assurances that the Fund will obtain leverage on attractive terms or in the amounts it desires.

The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act. Under current SEC requirements, the Fund may elect to treat borrowings, reverse repurchase agreements, the leverage potentially incurred in securities lending and short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares). In the event that the Fund elects not to treat reverse repurchase agreements and similar financing transactions in the same manner of indebtedness, it must treat them as derivatives as discussed below.

In addition to borrowings that are subject to 300% asset coverage, the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage directly or indirectly. No assurance can be given that the Fund’s use of leverage will in any particular circumstance be possible or successful or that the Fund’s use of leverage will result in a higher yield to shareholders.

Credit Facility. The Fund has entered into a Credit Agreement with [BANK] that established a revolving credit facility with an initial commitment of up to $[   ], which may be increased to a maximum of $[   ]. The Fund pays interest at an agreed upon rate, as well as a commitment fee on the unused portion of the facility. The facility expires on [DATE] unless earlier terminated or extended or renewed. The Fund’s borrowings under the facility, if any, are secured by eligible securities held in its portfolio of investments. The Credit Agreement contains other provisions customarily found in credit agreements for similar financings. There can be no assurance that the facility will not in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Management of the Fund

Board of Trustees. The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board under the laws of Delaware and the 1940 Act.

The Adviser. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Optimize Wealth Management Inc. (the “Adviser”) serves as the investment adviser to the Fund. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs. [Individuals 1, 2, 3, etc.] are the portfolio managers of the Fund.

The Adviser is located at [ADDRESS]. The Adviser and its affiliates (together, “Optimize”) has been managing assets since [   ]. Optimize is an indirect, wholly-owned subsidiary of Optimize Wealth Management. Optimize Wealth Management, whose principal offices are at 205 Yonge St, Toronto, ON M5B 0C4, is a Optimize is an investment fund manager and exempt market dealer registered under the securities laws of Ontario, Canada. Optimize provides investment advice, discretionary portfolio and asset management services to its clients.

Under the general supervision of the Board and pursuant to an investment advisory agreement between the Fund and Optimize (the “Investment Advisory Agreement”), the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund and will compensate all other Adviser personnel who provide research and investment services to the Fund.

In return for these services, the Fund shall pay the Adviser, out of its assets, as full compensation for all services rendered, a fee consisting of two components - a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The Management Fee will be paid by the Fund to the Adviser at an annual rate of [   ]% of the average daily net assets of the Fund and is paid monthly [in arrears].

The Fund will also pay the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s net profits for the immediately preceding quarter (the “Incentive Fee”). The Incentive Fee will be equal to [ ]% per quarter (or an annualized rate of [ ]%) of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any litigation, any extraordinary expenses or Incentive Fee). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

[The Adviser may voluntarily reimburse additional fees and expenses, but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.] The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the Investment Advisory Agreement.

The Fund may pay brokerage commissions to broker-dealers affiliated with the Fund or the Adviser. For more information about affiliated brokerage commissions, see the section entitled [“Portfolio Trading”] in the Fund’s SAI.

A discussion regarding the considerations of the Board for approving the Investment Advisory Agreement between the Adviser and the Fund will be included in the Fund’s first report to shareholders.

Portfolio Managers. [                                  ] are the portfolio managers of the Fund. [PORTFOLIO MANAGER BIOGRAPHIES]

Expense Reimbursements. The Adviser has contractually obligated to waive a portion of its management fees and to reimburse certain expenses of the Fund to the extent necessary to assume initial offering and organizational expenses through [at least one year from the date of this prospectus]. Any management fees waived or expenses reimbursed may be subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment exceed [   ]% of the Fund’s average daily net assets. Termination or modification of this obligations requires approval by the Fund’s Board of Trustees (the “Board”).

The Administrator [and Transfer Agent]. [                 ] (the “Administrator”), [ADDRESS] serves as the administrator of the Fund, providing administrative, fund accounting [and transfer agency] services.

The Custodian. [                  ] (the “Custodian”), [ADDRESS], serves as custodian to the Fund. The Custodian has custody of all cash and securities of the Fund, attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund.

Control Persons. Shareholders beneficially owning more than 25% of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As the Fund had not commenced operations as of the date of this prospectus, except as noted below, the Fund does not know of any persons who own of record or beneficially 5% or more of any class of the Fund’s shares as of the date of this prospectus.

Optimize has provided, or is expected to provide prior to the commencement of operations, the initial seed investments in the Fund. For so long as Optimize has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Periodic Repurchase Offers

No Right of Redemption. No shareholder will have the right to require the Fund to redeem its shares. No public market exists for the Fund’s shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchase Offers. The Board has adopted a fundamental policy regarding the Fund’s periodic offers to repurchase shares. The Fund is an “interval fund,” a type of closed-end fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 of the 1940 Act, reduced by any applicable repurchase fee. [The Fund has received an exemptive order from the SEC that permits the Fund to make monthly repurchase offers of not less than 5% of the Fund’s outstanding shares at NAV, and the Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make [monthly] offers to repurchase no less than 5% of its outstanding shares at NAV.] The Fund may not offer to repurchase more than 25% of its outstanding shares during any three-month period. In connection with any given [monthly] repurchase offer, the Fund currently expects to offer to repurchase only the minimum amount of 5% of its outstanding shares. The Fund’s initial repurchase offer is expected to occur on or about [ ].

Notice to Shareholders. [Generally, on the [first] business day of the month, and in any case at least 7 and no more than 14 calendar days prior to the Repurchase Request Deadline (as defined below), the Fund will send a notice of the monthly repurchase offer to each shareholder setting forth (i) the amount of shares the Fund will repurchase; (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; and (iii) the procedures for shareholders to follow to request a repurchase (the “Repurchase Offer Notice”).]

[The time and date by which a repurchase offer must be received in good order (“Repurchase Request Deadline”) will generally be 4:00 p.m. Eastern time on the [eighth] business day of each month. The Repurchase Request Deadline will be strictly observed. Shareholders failing to submit repurchase requests in good order by such deadline will be unable to have their shares repurchased and must submit another repurchase request in connection with a subsequent repurchase offer. The Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive repurchase orders on its behalf. The Fund will be deemed to have received a repurchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.]

Repurchase Price. The repurchase price will be the Fund’s NAV determined on a date not more than 14 calendar days following the Repurchase Request Deadline (the “Repurchase Pricing Date”). Payment for all shares repurchased pursuant to these offers will be made not later than 7 calendar days after the Repurchase Pricing Date and at least five business days before sending of the next monthly Repurchase Offer Notice (the “Repurchase Payment Deadline”). Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date and pricing will be determined after the close of business on the Repurchase Pricing Date. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling [PHONE NUMBER].

The Repurchase Offer Notice also will provide information concerning the NAV and a toll-free number for information regarding the repurchase offer. The Fund’s NAV per share may change materially between the date a Repurchase Offer Notice is mailed and the Repurchase Request Deadline.

Repurchase Amounts and Payment of Proceeds. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase offer amount established for that Repurchase Request Deadline. Payment for shares tendered for repurchase will normally be made by the fifth business day (but in any case no later than the seventh calendar day) following the Repurchase Pricing Date and, in every case, at least five business days before sending of the next monthly Repurchase Offer Notice. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date the payment is to be made. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder any applicable SEC exemptive orders, and other pertinent laws.

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. The Fund may repurchase additional tendered shares only to the extent the percentage of additional common shares so repurchased does not exceed 2% in any three-month period. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered shares repurchased by the Fund. Affiliates of the Fund may own shares and determine to participate in the Fund’s repurchase offers, which may contribute to a repurchase offer being oversubscribed and the Fund effecting repurchases on a pro rata basis.

If any shares tendered are not repurchased because of proration, shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

If a shareholder’s shares are accepted for repurchase, upon payment for such repurchased shares, such shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to shareholders of record only through the date on which payment for repurchased shares is made.

There is no assurance that you will be able to tender your shares when or in the amount that you desire.

Early Repurchase Fees. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Fund shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder ’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, shares repurchased will be deemed to have been taken from the earliest purchase of shares by such shareholder (adjusted for subsequent net profits and net losses) until all such shares have been repurchased, and then from each subsequent purchase of shares by such shareholder (adjusted for subsequent net profits and net losses) until such shares are repurchased.

The early repurchase fee may be waived for certain categories of shareholders or transactions. For example, the early repurchase fee will be waived on repurchases of Fund shares (i) in the event of the shareholder’s death or disability; (ii) that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70½; (iii) that result from returns of excess contributions made to retirement plans or individual retirement accounts; (iv) to satisfy participant loan advances by employer sponsored retirement plans; and (v) in connection with distributions qualifying under the hardship provisions of the Code. Restrictions may apply to certain accounts and certain transactions. The Fund reserves the right to change these terms at any time. Any change will apply only to shares purchased after the effective date of such change.

For repurchases of shares not otherwise subject to an Early Repurchase Fee, the Fund is permitted to allocate to shareholders, whose shares are repurchased, costs and charges imposed by Underlying Funds managed by third parties, if such interests are liquidated as a result of repurchase tenders by shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the shareholders whose repurchase tenders resulted in the repurchase of a portion of the shares that resulted in such charges. The maximum amount of any such charges is 2.00% of the value of the shares repurchased.

In the event that the Adviser or its affiliates holds shares of the Fund in its capacity as a shareholder, such shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other shareholders.

Suspension or Postponement of a Repurchase Offer. The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund shareholders.

Liquidity Requirements. From the time that the notification is sent to shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of liquid assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed, taking into account current market conditions and the Fund’s investment objectives, to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See [“Principal Risks.”]

Redemption of Senior Securities; Tax Considerations; Fund Expenses. The Fund may not purchase shares to the extent such purchases would result in the asset coverage with respect to any indebtedness or preferred equity being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares tendered up to the repurchase offer amount, the Fund may have to repay or redeem all or part of any then outstanding indebtedness or preferred equity to maintain the required asset coverage.

The repurchase of tendered shares by the Fund is a taxable event to common shareholders. See [“Distributions and U.S. Federal Income Tax Matters.”]

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a periodic repurchase offer.

Involuntary Repurchases. The Fund, consistent with the requirements of the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Rule 23c-3 under the 1940 Act and at the direction of the Fund’s Board, may repurchase at NAV the shares of a shareholder or of any person acquiring shares from or through a shareholder for any reason as determined by the Trustees, in their sole discretion, including (i) the determination of the Trustees that direct or indirect ownership of shares of the Fund has or may become concentrated in such shareholder to an extent that would disqualify the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto); (ii) the failure of a shareholder to supply a tax identification number if required to do so, or to have the minimum investment required; (iii) if the share activity of the account or ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the management of the Fund or any class of shares of the Fund or not to be in the best interests of the remaining shareholders of the Fund or any class of shares of the Fund; or (iv) the failure of a shareholder to pay when due for the purchase of shares issued to them.

Distribution Arrangements

[You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the NAV [(plus any applicable sales charge)] next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Accounts held directly with the Fund by individual shareholders are permitted only on a case-by-case basis and are subject to approval by the Fund, Adviser and/or Distributor, each of whom has the right, in its sole discretion, to reject such accounts held directly with the Fund.

Shares of the Fund will be [primarily] offered and distributed through Optimize’s private wealth management program to individuals who have a client relationship with Optimize. The Fund, together with other funds managed by the Adviser or Optimize, is expected to be included in one or more model portfolios in which private wealth management clients of Optimize invest. Optimize will periodically, as markets dictate, adjust the allocations within the model portfolios based on changing market and economic conditions, including the allocation to the Fund within each model portfolio. Optimize generally will charge private wealth management clients a fee to compensate Optimize for the asset allocation services provided to the client and for various supplementary services, including financial planning and tax return preparation. As a result, the total fees collected by Optimize with respect to its private wealth management clients who are invested in the Fund will include both the fees described herein payable by the Fund to the Adviser as well as any separate wealth management fees payable by such client to Optimize under the private wealth management program.

The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. [The U.S. registered funds sponsored by Optimize Wealth Management Inc. (the “Optimize funds”) generally do not accept investments from non-U.S. residents; provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.] The Fund does not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); Employee Retirement Income Security Act of 1974, as amended (“ERISA”) covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

The Fund’s shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s shares and the Fund does not anticipate that a secondary market will develop for its shares. Investors should consider shares of the Fund to be an illiquid investment. Neither the Adviser nor the Distributor intends to make a market in the Fund’s shares.

Share Classes. Your initial investment must be at least $100. Shares are being sold only to investors who certify that they are “qualified clients” within the meaning of Rule 205-3 under the Advisers Act and “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended. A “qualified client” is a person who, or a company that, has (i) at least $1,100,000 under the management of the Adviser or (ii) a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,200,000. An “accredited investor,” if a natural person, is generally defined as a person with assets more than $1,000,000, excluding their principal residence, or annual income exceeding $200,000, or $300,000 together with their spouse.

So long as an investor continues to satisfy the investor qualification standards in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund, even if the investor does not satisfy the investor qualification standards in the Fund’s now currently effective Prospectus. However, existing investors who are purchasing additional shares will be required to [submit a new investor certification each time they purchase additional shares certifying that they] continue to satisfy the investor qualification standard in place at the time of any subsequent investment.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) [and for persons affiliated with the Adviser, its affiliates and certain Fund service providers.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $[ ] or more each month or each quarter from your bank account provided such investments equal a minimum of $[ ] per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call [ ] Monday through Friday, [ ] a.m. to [ ] p.m. (Eastern Time) for further information.

You also may make additional investments by accessing your account via the Fund’s website at [               ]. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Fund’s website (provided the request is on a business day and submitted no later than the close of regular trading on the NYSE). For more information about purchasing shares through the Internet, please call [TOLL-FREE NUMBER] Monday through Friday, [ ] a.m. to [ ] p.m. (Eastern Time).

Inactive Accounts and Risk of Escheatment. In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund or your financial intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your financial intermediary or the Fund’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Fund. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account.

It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your financial intermediary or the Fund’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund nor the Adviser will be liable to shareholders or their representatives for good faith compliance with escheatment laws.

For more information, please see [WEBSITE] or please contact us at [TOLL-FREE NUMBER].

Payments to Financial Intermediaries. The Adviser, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the Adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Optimize funds in preferred or specialized selling programs. Payments made by the Adviser to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the Adviser in connection with educational or due diligence meetings that include information concerning Optimize funds. The Adviser may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Optimize Funds and are compensated for such services by the funds. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm with a selling, administration or similar agreement with the Adviser or its affiliates.

Shareholder Account Features.

Information about the Fund. From time to time, you may receive the following:

●	Semiannual and annual reports containing other information with respect to the Fund.

●	Periodic account statements, showing recent activity and total share balance.

●	Tax information needed to prepare your income tax returns.

●	Proxy materials, in the event a shareholder vote is required.

●	Special notices about significant events affecting the Fund.

Most Fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to [WEBSITE].

You may be contacted via mail, telephone or by electronic means by officers of a Fund, by personnel of the Adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Optimize Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

The Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT. The Fund’s Form N-CSR filings and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Fund’s website ([WEBSITE]). Portfolio holdings information that is filed with the SEC is posted on the Fund’s website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Fund’s website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Telephone and Electronic Transactions. [You can tender or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Optimize website. The Transfer Agent and the Distributor have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the Transfer Agent and the Distributor follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded. You should verify the accuracy of your confirmation statements immediately upon receipt and notify [[         ] Shareholder Services] at [TOLL-FREE NUMBER] of any inaccuracies.]

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of the Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with the Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. [When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the NAV next determined. If the Fund’s NAV has decreased since your purchase, you will lose money as a result of this redemption. The Fund has also designated an anti-money laundering compliance officer.] Accounts held directly with the Fund by individual shareholders are permitted only on a case-by-case basis and are subject to approval by the Fund, Adviser and/or Distributor, each of whom has the right, in its sole discretion, to reject such accounts held directly with the Fund.

Account Questions. If you have any questions about your account or the services available, please call [[      ] Shareholder Services] at [TOLL-FREE NUMBER] Monday through Friday, [ ] a.m. to [ ] p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain financial intermediaries (which may include affiliates of the Adviser), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the Adviser may restrict, limit or reduce the amount of the Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with [PARENT]) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.]

Distributions and U.S. Federal Income Tax Matters

The Fund records distributions from net investment income daily and intends to make monthly distributions of net investment income to shareholders. These distributions may be paid to shareholders or reinvested in accordance with the DRP. The amount of each monthly distribution will vary depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income or other costs of financial leverage. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its shares in certain circumstances. See “Description of Capital Structure.”

If a shareholder’s shares are accepted for repurchase in a monthly repurchase offer, upon payment for such repurchased shares, such repurchased shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund. Shareholders will automatically have all dividends and distributions reinvested in shares of the Fund issued by the Fund unless otherwise elected by a shareholder as described in the section herein titled “Dividend Reinvestment.”

The Fund intends to elect to be treated and intends to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income, net tax-exempt interest income, if any, and net capital gains (after reduction by any available capital loss carryforwards), if any, in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends.

To qualify as a RIC for U.S. federal income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described above). The Fund must also distribute to its shareholders at least the sum of 90% of its investment company taxable income (as that term is defined in the Code but determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of that issuer. In addition, at the close of each quarter of its taxable year, not more than 25% of the value of the Fund’s assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will generally be taxable to the shareholder as ordinary income. Such distributions may be treated as qualified dividend income with respect to shareholders who are individuals and may be eligible for the dividends-received deduction in the case of shareholders taxed as corporations, provided certain holding period and other requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings.

The Fund may also distribute its net realized capital gains, if any, generally once per year. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of the Fund’s net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to certain capital loss carryforwards if any) that are properly reported as capital gain dividends (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains. Dividends paid to shareholders out of the Fund’s current and accumulated earnings and profits will, except in the case of capital gain dividends and distributions of “qualified dividend income,” be taxable as ordinary income. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will be treated as gain from the sale of shares. Dividends paid by the Fund generally will not qualify for the reduced tax rates applicable to qualified dividend income received by individual shareholders or the dividends-received deduction generally available to corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Generally, for U.S. federal income tax purposes, a shareholder receiving additional shares under the DRP will be treated as having received a distribution equal to the fair market value of such shares on the date the shares are credited to the shareholder’s account.

The Fund may retain some or all of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income, generally computed on the basis of the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects) of such year and (iii) 100% of any ordinary income and capital gain net income from the prior year that was not paid out during such year and on which the Fund paid no U.S. federal income tax.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based on the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, it will designate dividends made with respect to the shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Fund during the year.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling shareholders will generally recognize capital gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or deemed received) with respect to those shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more offsetting positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (including through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the DRP or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of “net investment income” and the excess of modified adjusted gross income over certain threshold amounts. Net investment income includes, among other things, interest, dividends and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the Fund’s yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Taxable distributions to individuals and certain other non-corporate shareholders who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Certain foreign entities including foreign entities acting as intermediaries may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners, and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. In addition, the IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to shareholders of investing in shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state, local and, where applicable, foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend Reinvestment

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to the shares will be automatically reinvested by the Fund in additional shares, which will be issued at the NAV per share determined as of the ex-dividend date. Additional information regarding dividend reinvestment or to elect not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Administrator at [ ] or [ ].

Description of Capital Structure

The following is a brief description of the anticipated capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Fund’s Bylaws (the “Bylaws”). The Declaration of Trust and Bylaws are each exhibits to the registration statement of which this Prospectus is a part.

The Fund is a Delaware statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest of the Fund. Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the shareholders.

The Declaration of Trust authorizes the issuance of an unlimited number of shares. At present, the Fund offers a single class of shares. The Fund may in the future apply for an exemptive order from the SEC that would permit the Fund to offer more than one class of shares in the future with fees and expenses that can differ from the class of shares described in this Prospectus. The fees and expenses for the Fund are set forth in [“Summary of Fees and Expenses”] above.

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Fund’s shares according to their respective rights.

The Fund does not intend to hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. If the Fund does hold a meeting of shareholders, shares of the Fund entitle their holders to one vote for each share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, Bylaws, or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The shares are not and are not expected to be listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the shares.

The following table shows the number of shares of the Fund that were authorized and outstanding as of [DATE]:

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Held by Fund for its Account
Shares	Unlimited	0

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the shares.

Determination of Net Asset Value

The Fund calculates its NAV once each business day typically as of the regularly scheduled close of normal trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time). If the regular schedule of the NYSE is for a close prior to 4:00 p.m. Eastern time, such as on days in advance of holidays observed by the NYSE, the Fund typically will calculate its NAV as of such earlier closing time. The Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In unusual circumstances, such as an unscheduled close or halt of trading on the NYSE, the Fund may calculate its NAV as of an alternative time. The NAV of the Fund will be equivalent to its assets less its liabilities valued on the basis of market quotations where available and otherwise in accordance with the policies and procedures as discussed below and in accordance with the Fund’s valuation policy and procedures. The NAV of the Fund and the NAV per share will be calculated daily by [administrator] in accordance with the valuation methodologies approved by the Board, by the Adviser in its role as the Fund’s valuation designee (the “Valuation Designee”), or as may otherwise be determined from time to time pursuant to policies established by the Board or the Valuation Designee.

Valuation Methodology – Underlying Public Funds and Other Securities with Readily Available Market Quotations

Publicly Traded U.S. Listed Equity Securities, including certain Preferred Stock, ETFs and Listed Closed-End Funds. Investments in publicly traded, domestic equity securities that are listed on the NYSE are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are fair valued in accordance with the procedures outlined below. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board or the Valuation Designee.

Open-End Mutual Funds and Unlisted Closed-End Funds. Investments in open-end mutual funds are valued at their closing NAV.

Foreign (Non-U.S.) Securities. Foreign investments held by the Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the NAV of the Fund’s shares, can change on days when Fund shares cannot be redeemed or purchased. In addition, for foreign equity securities and certain derivative instruments, the Board has approved the use of pricing service providers (“Pricing Services”) that value such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.

Derivatives. Exchange-listed derivatives are normally valued at last sale or closing prices. Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

Fair Valuation Methodology – Securities without Readily Available Market Quotations

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Valuation Designee to be over-the-counter, are valued at the official closing prices as reported by one or more Pricing Services. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price.

Fixed income securities typically will be valued on the basis of prices provided by a Pricing Service, generally at an evaluated price or at the mean of closing bid and ask prices obtained by the Pricing Service when such prices are believed by the Valuation Designee to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Fair Valuation Methodology – Private Debt Investments

The Valuation Designee will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Valuation Designee will engage external valuation consultants to aid in the fair value determination of each private debt investment. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information.

The Valuation Designee will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Valuation Designee may receive certain initial and/or periodic financial information from the borrower, loan administrator, monitoring agent, or other third parties, and will provide this information to the external valuation consultant for consideration in the valuation model. The Valuation Designee will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Valuation Designee may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Valuation Designee may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

Fair Valuation Methodology – Underlying Private Funds

The Board has adopted procedures pursuant to which the Valuation Designee typically will value the Fund’s investments in the Underlying Private Funds according to the value reported by each Underlying Private Fund’s quarterly NAV statement. The Valuation Designee will also review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Underlying Private Fund and may clarify or validate the reported information with the applicable manager of the Underlying Private Fund.

In certain circumstances, an Underlying Private Fund or its manager may provide information on an Underlying Private Fund’s NAV on a basis more frequent than quarterly (daily or periodically). The Valuation Designee will also review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Underlying Private Fund and may clarify or validate the reported information with the applicable manager of the Underlying Private Fund. If determined reasonable, the Valuation Designee may value the Fund’s investment in such Underlying Private Fund according to this information without further adjustments.

The Valuation Designee may conclude, in certain circumstances, that the information provided by any Underlying Private Fund or its manager does not represent the fair value of the Fund’s investment in an Underlying Private Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Valuation Designee may determine to value the Fund’s investment in the Underlying Private Fund at a discount or a premium to the reported value received from the Underlying Private Fund. Any such decision will be made in good faith by the Valuation Designee.

Certain Provisions of the Organizational Documents

The Trustees are elected for indefinite terms and do not stand for reelection. To the extent Trustee elections occur, voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. The Trustees may remove a Trustee from office with or without cause. A Trustee may also be removed by a vote of two-thirds of the total combined NAV of all shares of the Fund. The Declaration of Trust requires the vote or consent of seventy-five percent (75%) of the shares to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Declaration of Trust provides that the Fund may be terminated at any time by the Board by written notice to shareholders.

The Declaration of Trust and Bylaws provide that a Trustee will not be liable for neglect or wrongdoing and will be indemnified by the Fund against any and all liabilities and expenses, provided that such Trustee does not engage in disabling conduct consisting of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The foregoing descriptions of the Declaration of Trust and Bylaws are qualified in their entirety by the full text of the Declaration of Trust and Bylaws. Reference should be made to the Declaration of Trust and Bylaws on file with the SEC for the full text of these provisions.

Fund Service Providers

[            ] (the “Administrator”), [ADDRESS] serves as the administrator of the Fund, providing administrative, fund accounting [and transfer agency] services.

[[           ] (the “Distributor”), [ADDRESS], serves as principal underwriter and distributor of the Fund. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.]

[                        ] (the “Custodian”), [ADDRESS], serves as custodian to the Fund. The Custodian has custody of all cash and securities of the Fund, attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund.

[                        ] (“[            ]”), [ADDRESS], serves as independent registered public accounting firm for the Fund, providing audit services and other related audit services.

Certain legal matters will be passed on for the Funds by Ropes & Gray LLP, located at 3 Embarcadero Center, San Francisco, CA 94111.

Potential Conflicts of Interest

As a large international financial services firm, Optimize engages in a broad spectrum of activities, including financial advisory and private wealth management services, investment management activities, and managing public and private investment funds, research publication and other activities. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. Optimize is also registered to carry on business as an investment fund manager in the province of Ontario, a portfolio manager in the provinces of Alberta, British Columbia, New Brunswick, Nova Scotia, Ontario and Quebec and as an exempt market dealer in the provinces of British Columbia and Ontario. As a result, potential conflicts of interest could arise in connection with Optimize acting in all of these capacities.

The Adviser manages the Fund and other funds and client accounts. Optimize also manages several other funds and investment programs and client accounts. Neither the Adviser nor Optimize is required to devote all of its time and efforts to the Fund or any other account and Optimize may manage investments for limited partnerships, investment funds, trusts or managed accounts in addition to the Fund. Optimize and certain of its key personnel may therefore be subject to conflicting demands in respect of allocating management time, services and other functions. Optimize and its personnel have agreed that they will at all times devote sufficient time and resources to the Fund as is necessary and appropriate to fulfill all of Optimize’s fiduciary responsibilities to the Fund.

The Fund is different from and are managed separately from other funds and accounts managed by Optimize. It is Optimize’s policy to ensure that it deals fairly, honestly and in good faith when allocating investment opportunities (which includes securities traded on public exchanges, new issues, or participation in an initial public offering) across all funds and accounts so that no single fund or account or type of fund or account will receive preference in the allocation of investment opportunities. The principal determination when allocating investment opportunities among funds and other accounts is the suitability of the transaction given each client’s particular investment mandate.

In some instances, to the extent and in the manner permitted by law, transactions that will affect more than one fund or account may be bulked together and may be executed as one block trade. Once the block trade is completed, or partially completed if the order needs to be executed over more than one trading day, each fund or other account which was part of that block trade will be given its pro-rata share of the order so that all funds and accounts which were part of the block trade transact at the same price and pay the same rate of commission. If a block trade is completed using more than one dealer, which results in materially different prices and/or different commission rates, then the funds and accounts that were part of the block trade will be allocated their pro-rata share from each of the separate trades.

The Advisers Act, the 1940 Act, and Employee Retirement Income Security Act of 1974, as amended impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

More Information

About the Fund: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports (collectively, the “reports”) to shareholders and in Form N-CSR.

In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. You may obtain free copies of the Statement of Additional Information and the reports on Optimize’s website at [WEBSITE] or by contacting the Distributor:

[DISTRIBUTOR]

[ADDRESS]

[PHONE NUMBER]

[WEBSITE]

Information about the Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Other information, including financial statements, is available on the Fund’s website ([WEBSITE]) delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive all future Fund shareholder reports and other communications from the Fund electronically free of charge at any time. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at [WEBSITE]. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

Shareholder Inquiries: You can obtain more information from [ADMINISTRATOR] or the Fund transfer agent, [                          ]. If you own shares and would like to make changes to your account, please write or call below:

Regular Mailing Address: [ADDRESS]	Overnight Mailing Address: [ADDRESS]	Phone Number: [ ] Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Fund’s Investment Company Act No. is [              ].

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated February 21, 2025

Optimize Premium Yield Fund

Class OWM Shares – [Ticker]

Optimize Growth Equity Fund

Class OWM Shares – [Ticker]

Statement of Additional Information

[DATE], 2025

205 Yonge Street, Toronto, Ontario, Canada M5B 0C4

[PHONE]

Each of Optimize Premium Yield Fund and Optimize Growth Equity Fund (each a “Fund,” and together the “Funds”) is a Delaware statutory trust (each a “Trust”) that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.”

Each Fund offers a single class of common shares of beneficial interest weekly on a continuous basis. Shares of each Fund will be sold at their offering price, which is the net asset value (“NAV”) per share.

Optimize Wealth Management, Inc. (the “Adviser”) is the investment adviser to the Funds. The Adviser is located at 205 Yonge Street, Toronto, Ontario, Canada M5B 0C4. [[DISTRIBUTOR] (the “Distributor”) is the principal underwriter of the Funds.] Capitalized terms used but not defined in this Statement of Additional Information (“SAI”) have the meanings ascribed to them in the relevant Fund’s Prospectus.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, each dated [   ], 2025, as supplemented or revised from time to time. The Funds’ Prospectuses and annual and semi-annual shareholder reports, when available, may be obtained free of charge by contacting the Funds at the address and phone number written above or by visiting our website at www.owm.com.

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Table of Contents

Definitions	3
Additional Information About Investment Strategies and Risks	3
Investment Restrictions	18
Management of the Fund	19
Investment Advisory and Other Services	23
Control Persons and Principal Holders of Securities	26
Portfolio Transactions and Brokerage Allocation	26
Taxes	26
Other Service Providers	36
Financial Statements	36
Appendix A: Proxy Voting Policy and Procedures	37

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Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means the Funds’ Board of Trustees;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodity Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“FINRA” means the Financial Industry Regulatory Authority, Inc.;

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise;

“IRS” means the U.S. Internal Revenue Service;

“NYSE” means the New York Stock Exchange; and

“Optimize family of funds” means all registered investment companies advised or administered by Optimize Wealth Management Inc. (“Optimize” or the “Adviser”);

“Optimize funds” means the registered investment companies advised by Optimize;

“SEC” means the U.S. Securities and Exchange Commission.

Additional Information About Investment Strategies and Risks

Each Fund’s investment objective and principal investment strategies and risks are described in its Prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. There is no limit on the ability of the Fund to make any type of investment or to invest in any type of security, except as expressly stated in its Prospectus or in this SAI or as imposed by law. The Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board without shareholder approval. Shareholders should consider their investment goals, time horizons and risk tolerance before investing in the Fund. References to a singular “Fund” below applies to both Funds unless otherwise stated.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s). The Fund may borrow money for investment purposes or for temporary administrative purposes. For more information, please see the “Leverage” section of each Prospectus.

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For Investment Purposes. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will magnify the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

For Temporary Purposes. The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases, and to settle transactions). The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement. The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Credit arrangements are subject to annual renewal, which cannot be assured. If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs. Because the Fund is a party to a joint credit arrangement, it may be unable to borrow some or all of its requested amounts at any particular time. Borrowings involve additional expense to the Fund.

Closed-End Investment Companies. The Fund may invest in other closed-end investment companies. Closed-end investment companies are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of any closed-end investment companies in which it invests.

Common Stocks. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Control Positions. Underlying Private Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Underlying Private Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Underlying Private Funds, the investing Underlying Private Funds likely would suffer losses on their investments.

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Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be used to enhance income (in the case of written options), to hedge against fluctuations in securities prices, currency exchange rates, to change the duration of the overall portfolio, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of forward or futures contracts securities (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter (“OTC”) options on securities, indices or currencies; interest rate swaps, credit default swaps, and credit linked notes (described below); and forward foreign currency exchange contracts. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest. The Fund incurs costs in opening and closing derivatives positions.

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and OTC instruments described herein and other instruments with substantially similar characteristics and risks. Depending on the type of derivative instrument and the Fund’s investment strategy, a derivative instrument may be based on a security, instrument, index, currency, commodity, economic indicator or event (referred to as “reference instruments”).

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, leverage, liquidity, market, regulatory and tax risks. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments generally involve greater risk in that the issuer or counterparty may fail to perform its contractual obligations than exchange-traded and cleared derivative instruments. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. In the past, prices have reached the daily limit on several consecutive trading days with little or no trading. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

The SEC has adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of the Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent the Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (generally up to 10% of the Fund’s net assets), it will be deemed to be a “limited derivatives user” and will not be subject to the full requirements of Rule 18f-4. The Fund currently expects to operate as a “limited derivatives user.”

Duration. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration. The duration of the Fund that invests in underlying funds is the sum of its allocable share of the duration of each of the underlying funds in which it invests, which is determined by multiplying the underlying fund’s duration by the Fund’s percentage ownership of that underlying fund.

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Emerging Market Investments. The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets. Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) governmental actions or policies that may limit investment opportunities, such as restrictions on investment in, or required divestment of, certain issuers or industries; (v) the lack or relatively early development of legal structures governing private and foreign investments and private property; (vi) delays in settling portfolio transactions and heightened risk of loss from custody practices; (vii) greater debt burdens relative to the size of the economy; and (viii) investments through complex structures that may lack transparency. Governmental actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries. There can be no assurance that repatriation of income, gain or initial capital from these countries will occur. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Also, lending money and trading loans, for instance, may be considered a regulated activity in some foreign jurisdictions, which may result in licensing and certain other requirements. The Fund could be adversely affected by delays in, or a refusal to grant, required licenses, governmental approval, as well as by the application to the Fund of any restrictions on its investments.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. There may be risks that settlement may be delayed and that cash or instruments belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. In some cases, this may make it difficult to conduct transactions and may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended investments or dispose of a portfolio investment due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities and/or result either in losses to the Fund due to subsequent declines in the value of such portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet a Fund’s redemption obligations, or for reinvestment in other instruments, for a substantial period of time.

The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets. As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Additionally, some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. For instance, there may be difficulties in obtaining and/or enforcing legal judgements against non-U.S. companies and non-U.S. persons, including company directors or officers, in foreign jurisdictions. Shareholders of emerging market issuers often have limited rights and few practical remedies in jurisdictions located in emerging markets. In addition, due to jurisdictional limitations, U.S. authorities (e.g., the SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Such risks vary from jurisdiction to jurisdiction and company to company. In addition, issuers of certain instruments may include special purpose vehicles (“SPVs”) that hold underlying assets to which a Fund seeks to gain exposure. A Fund may have the right to receive payments only from the SPV and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees. In some cases, the terms on which the Fund may be permitted to participate in an investment may be different than those afforded to local investors.

Also, the Fund may invest in sovereign debt instruments, which are issued or guaranteed by foreign governmental entities. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/ or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrears on their debts and such disbursements may be conditioned, for instance, on a governmental entity’s implementation of economic reforms and/or economic performance. Failure to implement such reforms and/or achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity and result in default.

Investments in China may involve a high risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Increasing trade tensions, particularly regarding trading arrangements between the U.S. and China, may result in additional tariffs or other actions that could have an adverse impact on an investment in the China region, including but not limited to restrictions on investments in certain Chinese companies or industries considered important to national interests, restrictions on monetary repatriation, intervention in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling, or other adverse government actions. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain western European countries. For example, there is less regulatory oversight of financial reporting by companies domiciled in China than for companies in the United States.

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To the extent the Fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities (“VIEs”). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by a VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.

VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The legal status of the VIE structure remains uncertain under Chinese law.

There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including the Fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available. In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of the Fund to invest in such securities and may increase the expenses of the Fund if it is required to seek alternative markets in which to invest in such securities.

The foregoing risks may be even greater in frontier markets. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed.

Equity Investments. Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.

Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles that trade their shares on stock exchanges at market prices (rather than net asset value) and are only redeemable from the ETF itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector (“Passive ETFs”), or they may be actively managed (“Active ETFs”). An investment in an ETF generally involves the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with equity securities, fixed income securities, real estate investments and commodities, as applicable. In addition, a Passive ETF may fail to accurately track the market segment or index that underlies its investment objective or may fail to fully replicate its underlying index, in which case the Passive ETF’s investment strategy may not produce the intended results. The way in which shares of ETFs are traded, purchased and redeemed involves certain risks. An ETF may trade at a price that is lower than its net asset value. Secondary market trading of an ETF may result in frequent price fluctuations, which in turn may result in a loss to the Fund. Additionally, there is no guarantee that an active market for the ETF’s shares will develop or be maintained. An ETF may fail to meet the listing requirements of any applicable exchanges on which it is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV and/or being more volatile than an ETF’s underlying securities.

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The Fund will indirectly bear its proportionate share of any management fees and other operating expenses of an ETF in which it invests. The Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fixed-Income Securities. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity. The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, credit quality, liquidity and valuation. Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired. The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of the Fund’s investment restrictions (see “Preferred Stock”).

In times of serious economic disruption, governmental authorities and regulators may respond to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases may result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash. It is difficult to accurately predict the pace at which the U.S. Federal Reserve will revise interest rates, or the timing, frequency or magnitude of any such revisions, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. During periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations. In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

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Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States. Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. In addition, to the extent that the Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, the Fund may incur losses.

The U.S. may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories. The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) sponsored or unsponsored and Global Depositary Receipts (“GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

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The investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Illiquid Investments. Certain investments are considered illiquid or restricted due to a limited trading market or legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Such illiquid investments may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing fair value until such time as the investments may be sold publicly. It also may be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value. Where registration is required, a considerable period of time may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid investments, including all or a portion of the cost to register the investments. The Fund also may acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such investments at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in investments as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such investments. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such investments when the investment adviser believes it advisable to do so or may be able to sell such investments only at prices lower than if such investments were more widely held. It may also be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.

Interests in Underlying Funds are themselves illiquid and generally are subject to substantial restrictions with respect to redemptions or withdrawals and on transfer. These restrictions may adversely affect the Fund were it to have to sell or redeem those interests at an inopportune time. Furthermore, under certain circumstances, an Underlying Fund may impose limitations on the Fund’s ability to fully exercise its redemption rights by suspending redemptions, imposing “gates,” and/or by making distributions in kind. It is reasonable to expect an increase in the number of Underlying Funds invoking these types of limitations, as well as the “side-pockets” discussed below, during periods of market stress.

Among other risks, the Fund may also invest its assets in Underlying Funds that permit the advisers of such Underlying Funds to designate certain investments, typically those that are especially illiquid or hard to value, as “special situation” (often called “side-pocket”) investments with additional redemption limitations. Such a side-pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash. When the Fund is invested in an Underlying Fund that establishes a side-pocket in respect of all or part of the Fund’s investment, the Fund therefore typically will not be permitted to redeem from the side-pocket—even when the Company requests a complete redemption of its interest in the particular Underlying Fund. Although the Adviser monitors and, to the extent practicable, limits the Fund’s exposure to side-pockets, it nonetheless is possible that a significant percentage of the Fund’s assets could be placed in side-pockets by the Underlying Funds in which the Fund is invested.

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Issuer Non-Diversification.  A “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Focusing investments in a smaller number of issuers could result in greater potential losses than for funds investing in a broader variety of issuers, and the value of a non-diversified fund’s shares may be more volatile than the values of shares of more diversified funds.

Money Market Instruments. Money market instruments include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities. See “U.S. Government Securities” below. Certificates of deposit or time deposits are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to U.S. federal income, state income and/or other taxes. Instead of investing in money market instruments directly, the Fund may invest in an affiliated or unaffiliated money market fund. A low or negative interest rate environment could, and a prolonged low or negative interest rate environment is likely to, result in negative rates on investments in money market funds and similar cash management products. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies.

Money market funds and the securities in which they invest are subject to comprehensive regulations. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements; require certain money market funds to impose discretionary and mandatory liquidity fees; and permit government money market funds that are experiencing a negative gross yield as a result of negative interest rates to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain board determinations and disclosures to shareholders. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds, including the money market funds in which the Fund may invest.

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Preferred Stock. Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders. However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock. Preferred stock may be subject to redemption at the option of the issuer at a predetermined price. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of the Fund’s investment restrictions.

Private Company Issuers. The Fund may invest in the securities of individual issuers, which may be private companies in early stages of their development. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general. Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other funds that invest in similar issuers. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share. When there is no willing buyer and a security cannot be readily sold at the desired time or price due to lock-ups or market conditions, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Investments in single issuers are subject to substantially higher market and issuer risks than investments in diversified Underlying Funds.

Purchasing Initial Public Offerings. The Underlying Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer and limited operating history of the issuer. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income. The Company may also hold positions in securities of companies in initial public offerings.

Real Estate Investments. Real estate investments, including real estate investment trusts (“REITs”), are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have a magnified effect to the extent that investments concentrate in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund indirectly will bear REIT expenses in addition to its own expenses.

Private REITs are unlisted, which may make them difficult to value and less liquid. Moreover, private REITs are generally exempt from 1933 Act registration and, as such, the amount of public information available with respect to private REITs may be less extensive than that available for publicly traded REITs. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

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Effective for taxable years beginning after December 31, 2017 and ending on or before December 31, 2025, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Treasury regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. See “Taxes” for additional information.

REITs may issue debt securities to fund their activities. The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders. For example, the SEC recently adopted amendments to rules related to fund names and related strategies, which will result in costs to some funds in amending their names and/or strategies accordingly. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.

Repurchase Agreements. Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price. In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. The Fund bears the risk of a counterparty’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails additional risks, which include the risk that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. The terms of a repurchase agreement will generally provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Restricted Securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in much more limited circumstances.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of them at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement and/or after an applicable waiting period. If adverse conditions were to develop during this period, the Fund might obtain a price that is less favorable than the price that was prevailing at the time it decided to sell.

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Reverse Repurchase Agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets. In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Short Sales. Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered. In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant. Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price. The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.

Short-Term Trading. Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Underlying Private Funds. The Underlying Private Funds generally will not be registered as investment companies under the 1940 Act. The Fund, as an investor in these Underlying Private Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser may negotiate arrangements that provide for regular reporting of performance and portfolio data by the Underlying Private Funds, typically the only means of obtaining independent verification of performance data will be reviewing the Underlying Private Fund’s annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Underlying Private Fund’s governing documents), Underlying Private Funds are often not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies. An Underlying Private Fund may use investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

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Each Underlying Private Fund manager will receive any performance-based compensation to which it is entitled irrespective of the performance of the other Underlying Private Fund managers and the Fund generally. As a result, an Underlying Private Fund manager with positive performance may receive performance compensation from the Fund, as an investor in an Underlying Private Fund, and indirectly from its shareholders, even if the Fund’s overall returns are negative. Investment decisions of the Underlying Private Funds are made by the Underlying Private Fund managers independently of each other so that, at any particular time, one Underlying Private Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Underlying Private Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdrawals from Underlying Private Funds only at certain times, the Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

For the Fund to provide an audited annual report to shareholders, it must receive timely information from the Underlying Private Fund managers to which it has allocated capital. An Underlying Private Fund manager’s delay in providing this information would delay the Fund’s preparation of certain information for shareholders.

An investor in the Fund meeting the eligibility conditions imposed by the Underlying Private Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Underlying Private Funds. By investing in the Underlying Private Funds indirectly through the Fund, an investor bears a portion of the management and performance fees paid to the Adviser and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Underlying Private Funds.

Underlying Private Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Underlying Private Fund, the Fund may receive an in kind distribution of investments that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund. The Fund may not be able to withdraw from an Underlying Private Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from an Underlying Private Fund that may have poor performance or for other reasons. The Fund also may be subject to fees imposed on withdrawals from the Underlying Private Funds, especially with respect to “early withdrawals” made within one year of its initial investment in a particular Underlying Private Fund. The Fund also may be subject to fees or penalties assessed by Underlying Private Funds for electing not to comply with such Funds’ minimum capital commitment requirements. In some cases, an Underlying Private Fund may not allow any withdrawal for an extended period of time and/or may only allow a specific percentage of the Fund’s account to be withdrawn in a given period.

The Fund may agree to indemnify certain of the Underlying Private Funds and their managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of shares of the Fund.

Other risks that the Adviser believes are associated with the Fund’s investment in Underlying Private Funds include:

Valuation. The Board has adopted procedures pursuant to which the Valuation Designee typically will value the Fund’s investments in the Underlying Private Funds according to the value reported by each Underlying Private Fund’s quarterly NAV statement. The Valuation Designee will also review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Underlying Private Fund and may clarify or validate the reported information with the applicable manager of the Underlying Private Fund.

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In certain circumstances, an Underlying Private Fund or its manager may provide information on an Underlying Private Fund’s NAV on a basis more frequent than quarterly (daily or periodically). The Valuation Designee will also review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Underlying Private Fund and may clarify or validate the reported information with the applicable manager of the Underlying Private Fund. If determined reasonable, the Valuation Designee may value the Fund’s investment in such Underlying Private Fund according to this information without further adjustments.

The Valuation Designee may conclude, in certain circumstances, that the information provided by any Underlying Private Fund or its manager does not represent the fair value of the Fund’s investment in an Underlying Private Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Valuation Designee may determine to value the Fund’s investment in the Underlying Private Fund at a discount or a premium to the reported value received from the Underlying Private Fund. Any such decision will be made in good faith by the Valuation Designee.

Dilution. If an Underlying Private Fund manager limits the amount of capital that may be contributed to an Underlying Private Fund from the Fund, or if the Fund declines to purchase additional interests in an Underlying Private Fund, continued sales of interests in the Underlying Private Fund to others may dilute the returns for the Fund from the Underlying Private Fund.

Investments in Non-Voting Stock. For a variety of reasons, the Fund may need to hold its interest in an Underlying Private Fund in non-voting form (which may entail the Fund subscribing for a class of securities that is not entitled to vote or contractually waiving the ability to vote with respect to a portion of its interests in the Underlying Private Fund). The Fund may hold substantial amounts of non-voting securities in a particular Underlying Private Fund. To the extent the Fund holds an Underlying Private Fund’s non-voting securities (or voting securities as to which voting rights have been waived), it will not be able to vote on matters that require the approval of the investors in the Underlying Private Fund.

Unlisted Securities. Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities may be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

U.S. Government Securities. U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. The U.S. Government generally is not obligated to provide support to its instrumentalities. Interest rate changes, prepayments and other factors may affect the value of U.S. Government securities. The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

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When-Issued Securities, Delayed Delivery and Forward Commitments. Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Investment Restrictions

The following investment restrictions of the Funds are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, each Fund may:

1.	Borrow money to the extent permitted by the 1940 Act;

2.	Issue senior securities to the extent permitted by the 1940 Act;

3.	Purchase securities on margin to the extent permitted by the 1940 Act,;

4.	Underwrite securities issued by other persons to the extent permitted by the 1940 Act;

5.	Make loans to other persons to the extent permitted by the 1940 Act;

6.	Purchase or sell real estate to the extent permitted by the 1940 Act;

7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities to the extent permitted by the 1940 Act; and

8.	Not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or each Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (1) related to borrowings by a Fund.

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For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. For purposes of this restriction, neither a Fund’s investments in Underlying Funds generally nor its investments in Underlying Funds following the same general strategy are deemed to be an investment in a single industry.

A Fund’s investment policies and restrictions apply only to investments made by the Fund directly (or any account consisting solely of the Fund’s assets) and do not apply to the activities and the transactions of the Underlying Funds.

Repurchase Offer Fundamental Policy

In addition, the Board has adopted a fundamental policy regarding each Fund’s periodic offers to repurchase shares. This fundamental policy may be changed only with the approval of a majority of the relevant Fund’s outstanding voting securities. Each Fund is required to make [monthly] offers to repurchase not less than 5% of its outstanding shares at NAV. A Fund may not offer to repurchase more than 25% of its outstanding shares during any three-month period. Subject to applicable law and approval of the Board, each Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV each [month].

Generally, on the [first] business day of the month, and in any case at least 7 and no more than 14 calendar days prior to the Repurchase Request Deadline (as defined below), the Fund will send a notice of the monthly repurchase offer to each shareholder. The time and dates by which repurchase offers must be received in good order (“Repurchase Request Deadline”) will generally be 4:00 p.m. Eastern time on the [eighth] business day of each month. The repurchase price will be the Fund’s NAV determined on a date not more than 14 calendar days (or 15 calendar days, if the 14th day is not a business day) following the Repurchase Request Deadline (the “Repurchase Pricing Date”). Under normal circumstances, it is expected that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. Payment for shares tendered for repurchase will normally be made by the [fifth] business day (but in any case no later than the seventh calendar day) following the Repurchase Pricing Date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

Each Fund may repurchase additional tendered shares pursuant to Rule 23c-3(b)(5) under the 1940 Act only to the extent the percentage of additional common shares so repurchased does not exceed 2% in any three-month period.

Management of the Fund

The business operations of each Fund are managed and supervised under the direction of the Fund’s Board, subject to the laws of the State of Delaware and each Trust’s agreement and declaration of trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of each Fund on behalf of its shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The officers of each Trust conduct and supervise the daily business operations of each Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Funds or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in the 1940 Act) of the Funds (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Trusts, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

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The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. A Trustee may resign upon written notice delivered to any officer of the Trust or to a meeting of the Board, and may be removed either by (i) the vote of at least a majority of the Trustees or (ii) the vote of shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders of the Funds. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Trust may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the shareholders of the Funds. The Board may call a meeting of the shareholders to fill any vacancy in the position of a Trustee of the Trust, and must do so if the Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills, on an individual basis and in combination with those of the other Trustees, lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below.

To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

Independent Trustees of each Fund

“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act). The address of each person below is [205 Yonge Street, Toronto, Ontario, Canada M5B 0C4].

Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
[ ] ([ ])	Trustee	Since Inception	[ ]	[ ]	[ ]
[ ] ([ ])	Trustee	Since Inception	[ ]	[ ]	[ ]
[ ] ([ ])	Trustee	Since Inception	[ ]	[ ]	[ ]
[ ] ([ ])	Trustee	Since Inception	[ ]	[ ]	[ ]

(1)	Under each Fund’s Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.

(2)	For the purposes of this table, “Fund Complex” includes the Funds and each series of Optimize Series Trust.

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Interested Trustee and Officers of each Fund

The address of each person below is 205 Yonge Street, Toronto, Ontario, Canada M5B 0C4.

Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
[Matthew J. McGrath] ([ ])	Trustee, President and Principal Executive Officer	Since Inception	President and Chief Executive Officer, Optimize Inc.
[Irene Cameron] (1966)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since Inception	[ ]
[ Michael J. Killeen ] (1965)	Secretary	Since Inception	General Counsel, Optimize Inc. (June 2024 to present): Consultant (November 2023 to June 2024): Senior Partner and General Counsel, Peerage Capital (January 2016 to November 2023)
[ Matthew C. Tomasic ] ([ 1988 ])	Chief Compliance Officer and AML Compliance Officer	Since Inception	[ Senior Vice President, Compliance, Optimize Inc. ]

(1)	Under each Fund’s Bylaws, an officer holds office at the pleasure of the Trustees until such officer’s removal or resignation.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

[Trustee Name]. [Trustee bio].

[Trustee Name]. [Trustee bio].

[Trustee Name]. [Trustee bio].

[Trustee Name]. [Trustee bio].

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the Board. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Declaration of Trust. The Board is currently composed of [  ] members, [  ] of whom are Independent Trustees. The Board meets at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person, virtual or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The Independent Trustees meet with their independent legal counsel prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

[The Board has appointed [ ], an Independent Trustee, to serve in the role of Chairperson.] The Chairperson’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairperson serves as a key point person for dealings between management and the Trustees. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

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The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Funds, including the President, Principal Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Funds’ other primary service providers on a periodic or regular basis, including the Funds’ custodian, distributor, and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee. The Board has formed an Audit Committee that is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of those financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Funds’ Independent Trustees.

Trustee Ownership of Securities

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(3)
Optimize Premium Yield Fund
Independent Trustees
[ ]	None	None
[ ]	None	None
[ ]	None	None

Interested Trustee
[ ](2)	[ ]	[ ]
Optimize Growth Equity Fund
Independent Trustees
[ ]	None	None
[ ]	None	None
[ ]	None	None

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	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(3)
Interested Trustee
[ ](2)	[ ]	[ ]

(1)	As of the date of this SAI, none of the Independent Trustees owned shares of the Funds because the Funds had not yet begun investment operations.

(2)	[Includes beneficial ownership through the Adviser’s investments in the Funds.]

(3)	For the purposes of this table, “Family of Investment Companies” includes the Funds and each series of Optimize Series Trust, none of which have begun investment operations as of the date of this SAI.

In consideration of the services rendered by the Independent Trustees, each Fund pays each Independent Trustee [an annual retainer of $[ ], paid quarterly]. Trustees that are interested persons are not compensated by the Funds. The Trustees do not receive any pension or retirement benefits.

Trustee Compensation

The following table sets forth the anticipated compensation to be paid to the Funds’ Independent Trustees for the Funds’ initial fiscal year.

Name of Trustee	Aggregate Compensation from the Funds	Total Compensation from Funds and Fund Complex Paid to Trustees(1)(2)
Optimize Premium Yield Fund
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Optimize Growth Equity Fund
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

(1)	For the purposes of this table, “Fund Complex” includes Funds and each series of Optimize Series Trust.

(2)	Total compensation includes estimated amounts for the Funds’ initial year and compensation from the remainder of the Fund Complex for the most recent completed fiscal year.

Investment Advisory and Other Services

Investment Advisory Services. Optimize Wealth Management Inc. (the “Adviser”) serves as the investment adviser to each Fund. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs. [ ] are the portfolio managers of each Fund.

Under the general supervision of the Board and pursuant to an investment advisory agreement between each Fund and Optimize (the “Investment Advisory Agreement”), the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund and will compensate all other Adviser personnel who provide research and investment services to the Fund.

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With respect to each Fund, the Investment Advisory Agreement will continue in effect for two years from the Fund’s commencement of operations, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty (i) on sixty (60) days’ written notice to the Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or (ii) on ninety (90) days’ written notice to the Fund by the Adviser.

[The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties thereunder, the Adviser will not be liable to the Funds or to any shareholder of the Funds or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. The Investment Advisory Agreement also provides for indemnification by the Funds, to the fullest extent permitted by law, of the Adviser, its affiliates and any of their respective partners, members, directors, officers, employees and shareholders from and against any and all claims, liabilities, damages, losses, costs and expenses that arise out of or in connection with the performance or non-performance of or by such person of any of the Adviser’s responsibilities under the Investment Advisory Agreement, provided that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Funds, and so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence or reckless disregard of such person’s obligations under the Investment Advisory Agreement.]

For a description of the compensation that each Fund pays the investment adviser, see the relevant Fund’s Prospectus.

Expense Reimbursements. The Adviser has contractually agreed to waive a portion of its management fees and to reimburse certain expenses of the Fund to the extent necessary to assume initial offering and organizational expenses through [at least one year from the date of this prospectus]. Any management fees waived or expenses reimbursed may be subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment exceed [   ]% of the Fund’s average daily net assets. Termination or modification of this obligations requires approval by the Fund’s Board of Trustees (the “Board”).

Code of Ethics. The Adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes of Ethics, employees of the investment adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of thereof and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

Proxy Voting Policy. The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI. Pursuant to certain provisions of the 1940 Act relating to funds investing in other funds, each Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling [ ], (2) on the SEC’s website at http://www.sec.gov and (3) on the Funds’ website at [WEBSITE].

Portfolio Managers. The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below. The following table shows, as of [  ], the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

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	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Optimize Premium Yield Fund
[Portfolio Manager]
Registered Investment Companies[(1)]
Other Pooled Investment Vehicles
Other Accounts
Optimize Growth Equity Fund
[Portfolio Manager]
Registered Investment Companies[(1)]
Other Pooled Investment Vehicles
Other Accounts

[(1)	Includes the Fund, as applicable.]

The following table shows the dollar range of equity securities beneficially owned in each Fund and the Optimize family of funds by its portfolio manager(s) as of [   ].

Fund Name	Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Optimize Family of Funds(1)
Optimize Premium Yield Fund	[Portfolio Manager]	None	None
	[Portfolio Manager]	None	None
Optimize Growth Equity Fund	[Portfolio Manager]	None	None
	[Portfolio Manager]	None	None

(1) As of the date of this SAI, none of the portfolio managers owned shares of the Funds because the Funds have not yet begun investment operations.

The Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than a Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation Structure for the Adviser. Professional staff of the Adviser is compensated by a competitive base salary.

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Commodity Futures Trading Commission Registration The CFTC has adopted certain regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the investment adviser with respect to the operation of the Funds is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The CFTC has neither reviewed nor approved each Fund’s investment strategies or this SAI.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator).

Control Persons and Principal Holders of Securities

Beneficial owners of 25% or more of the Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

The Funds have not commenced operations prior to the date of this Statement of Additional Information, and the only shares of the Funds are owned by [the Adviser]. Shortly after their commencement of operations, it is anticipated that the Adviser will no longer be a control person.

Portfolio Transactions and Brokerage Allocation

The Adviser will seek best execution for securities transactions executed on each Fund’s behalf, so that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances. In selecting brokers and dealers to effect transactions on behalf of a Fund, the Adviser will consider the full range and quality of a broker’s services in placing brokerage, including, among other things: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility, and responsiveness.

In selecting a broker to effect transactions on behalf of a Fund, the Adviser may also consider the value of research provided by the broker; however, a broker’s sale or promotion of shares will not be a factor considered by the Adviser, nor will a Fund, the Adviser [or the Distributor ]enter into any agreement or understanding under which a Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Shares.

In most instances, a Fund will purchase interests in a underlying fund directly from the underlying fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in underlying by a Fund) may be subject to expenses.

Because the Funds have not yet commenced operations, no Fund has (i) paid any brokerage commissions to affiliated brokers during the past three fiscal years and (ii) held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.

Taxes

Taxation of the Funds

Each Fund intends to elect and intends to qualify each year to be treated as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC for U.S. federal income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described above). A Fund must also distribute to its shareholders at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income for each taxable year.

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A Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the total assets of a Fund or more than 10% of the outstanding voting securities of that issuer. In addition, at the close of each quarter of its taxable year, not more than 25% of the value of a Fund’s assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC (except that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income). For purposes of the diversification test describe above, identification of the issuer (or issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, such identification may be uncertain under current law, and future IRS guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

If a Fund qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends.

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC for such year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions may be eligible to be treated as qualified dividend income with respect to shareholders who are individuals and may be eligible for the dividends-received deduction (the “DRD”) in the case of shareholders taxed as corporations, provided, in both cases, the shareholder meets certain holding period and other requirements in respect to a Fund’s shares. In order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income, including any net capital gain, retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; and (ii) will be entitled to credit their proportionate share of the tax paid by a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

27

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income, generally computed on the basis of the one-year period ending on October 31 (or later if a Fund is permitted to elect and so elects) of such year and (iii) 100% of any ordinary income and capital gain net income from the prior year that was not paid out during such year and on which a Fund paid no U.S. federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to corporate income tax for any taxable year ending in such calendar year.

Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares in a Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and U.S. Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

In general, distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends received deduction (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Code Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Code Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Distributions by a Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of a Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

As required by U.S. federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares of a Fund.

A dividend paid to shareholders by a Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

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Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

Tax Implications of Certain Fund Investments

A Fund may invest a portion of its assets in Underlying Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, a Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by a Fund and certain Underlying Funds (including in circumstances where investments by the Underlying Funds generate income prior to a corresponding receipt of cash). In such case, a Fund may have to dispose of assets that it would otherwise have continued to hold in order to meets its distribution requirements to qualify for treatment as a RIC.

Some of the income that a Fund may earn through an Underlying Fund classified as a partnership for U.S. federal income tax purposes, such as income recognized from an equity investment in an operating partnership, may not be qualifying income for purposes of satisfy the gross income test applicable to RICs.

Unless otherwise indicated, references in this discussion to a Fund’s investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of both Fund, as well as those indirectly attributable to a Fund as a result of a Fund’s investment in any Underlying Fund (or other entity) that is properly classified as a partnership for U.S. federal income tax purposes.

Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of a Fund consists of securities issued by foreign issuers, a Fund may be eligible to elect to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and (subject to certain limitations imposed by the Code) will be entitled to take foreign tax credits or deductions for, such foreign taxes. It is not anticipated that a Fund will be eligible to make such election and, even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount is treated as interest income and is included in a Fund’s income and required to be distributed by a Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, PIKs will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A Fund’s investment in such securities may cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by a Fund and, in order to avoid a tax payable by a Fund, a Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case a Fund will be required to include the accrued market discount in a Fund’s ordinary income and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

A Fund may invest a portion of its total assets in debt obligations that are at risk of or in default, which may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about the treatment of such debt securities, such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such debt securities, in order to seek to preserve its status as a RIC and to not become subject to U.S. federal income or excise tax.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of securities held by a Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income. Certain distributions made by a Fund attributable to dividends received by a Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed above.

Funds may invest, including through investments in REITs or other pass-through entities, in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account (IRA), a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of this tax. For example, a Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s investments in shares of another mutual fund, exchange-traded fund or another company that qualifies as a RIC (each, an “Underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

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Disposition of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of a Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the shares they hold or are deemed to hold in response to a periodic repurchase offer (as described in the Prospectus) generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by a Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares (but not below zero), and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in q Fund increase as a result of such repurchase will be treated as having received a taxable distribution from a Fund.

Upon the redemption or exchange of Fund shares, a Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged.

Net Investment Income Tax

The Code generally imposes a 3.8% tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS and such shareholder makes a timely filing of an appropriate tax return or refund claim.

Tax Shelter Reporting Obligations

Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the shareholder’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

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Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by a Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” apply to the foreign shareholder’s sale of shares of a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from a Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in additional shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

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In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

Repurchases

The repurchase of shares through a periodic repurchase offer will be a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of shares if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in a Fund and also requires the shareholder to own less than 50% of the voting power of all classes of a Fund entitled to vote immediately after the repurchase. A “complete redemption” of a shareholder’s interest generally requires that all shares of the Fund owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in a Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and incurs a reduction in his proportionate interest in a Fund. In determining whether any of these tests has been met, any Fund shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account.

If none of the tests described above are met with respect to a repurchase, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient current and accumulated earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the shares tendered to the Fund will be transferred to any remaining shares held by you in a Fund. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from a Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the shares of a Fund.

Compliance with FATCA

Code Sections 1471 through 1474 and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to withholding under FATCA, a Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends). Shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in a Fund.

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General Considerations

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to shareholders of investing in shares, reflects the U.S. federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, corporate investors, foreign investors, insurance companies and financial institutions. Unless otherwise noted, this discussion assumes that an investor is a U.S. shareholder and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. No attempt has been made to present a complete explanation of the U.S. federal tax treatment of a Fund or the implications to shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Investors should consult their tax advisors regarding other federal, state, local and, where applicable, foreign tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in a Fund.

Other Service Providers

Administrative Services. [               ] (the “Administrator”), [ADDRESS] serves as the administrator of each Fund, providing administrative, fund accounting [and transfer agency] services.

Principal Underwriter. (the “Distributor”), [ADDRESS], serves as principal underwriter and distributor of each Fund. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Custodian. [                              ] (the “Custodian”), [ADDRESS], serves as custodian to each Fund. The Custodian has custody of all cash and securities of the Funds, attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds’ investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds.

Independent Registered Public Accounting Firm. [                              ] (“[            ]”), [ADDRESS], serves as independent registered public accounting firm for each Fund, providing audit services and other related audit services.

Transfer Agent. [   ], [ADDRESS], serves as transfer and dividend disbursing agent for each Fund.

Legal Matters. Certain legal matters will be passed on for the Funds by Ropes & Gray LLP, located at 3 Embarcadero Center, San Francisco, CA 94111.

Financial Statements

The Funds’ financial statements have been audited by [   ] and are included in Appendix B. Additional information about the Funds’ investments will be available in the Funds’ N-CSR filings, when available, upon request and free of charge by contacting the Funds at [   ].

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

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Appendix A.

Proxy Voting Policies and procedures

[To be provided by amendment.]

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Appendix B: Financial Statements

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PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Optimize Premium Yield Fund (the “Registrant”) has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) will be filed by amendment in Part B of the Statement of Additional Information.

2.	Exhibits:

(a)	(1)	Certificate of Trust of the Registrant, dated December 31, 2024, filed herewith.

	(2)	Agreement and Declaration of Trust of the Registrant, dated December 31, 2024 (the “Declaration of Trust”), filed herewith.

(b)		By-Laws of Registrant, dated December 31, 2024 (the “By-Laws”), filed herewith.

(c)		Not applicable.

(d)	(1)	See portions of the Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of the By-Laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)		Investment Advisory Agreement between the Registrant and Optimize Wealth Management Inc. (“Optimize”), to be filed by amendment.

(h)		[Distribution Agreement between the Registrant and [ ], to be filed by amendment.]

(i)		Not applicable.

(j)		Custody Agreement between the Registrant and [ ], to be filed by amendment.

(k)	(1)	Transfer Agency Services Agreement between the Registrant and [ ], to be filed by amendment.

	(2)	[[Expense Limitation Agreement] between the Registrant and Optimize, to be filed by amendment.]

(l)		Opinion and consent of Delaware counsel for the Registrant, to be filed by amendment.

(m)		Not applicable.

(n)		Consent of Registrant’s independent registered public accounting firm, to be filed by amendment.

(o)		Not applicable.

(p)		Initial Capital Agreement, to be filed by amendment.

(q)		Not applicable.

(r)	(1)	Code of Ethics of Registrant, to be filed by amendment.

	(2)	[Code of Ethics of Optimize], to be filed by amendment.

(s)		Not applicable.

(t)		Power of Attorney, to be filed by amendment.

Item 26: Marketing Arrangements

Not applicable.

Item 27: Other Expenses of Issuance and Distribution

All figures are estimates:

Securities and Exchange Commission fees	$	[ ]
Printing and engraving expenses	$	[ ]
Legal fees	$	[ ]
Accounting expenses	$	[ ]
Total	$	[ ]

Item 28: Persons Controlled by or under Common Control

Not applicable.

Item 29: Number of Holders of Securities

Set forth below is the number of record holders as of [ ], 2025, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common shares of beneficial interest	[1]

Item 30: Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

[Further, the Investment Advisory Contract with the Adviser incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Adviser and its personnel under certain circumstances. ]The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.[The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy. The Registrant’s investment adviser, Optimize Wealth Management Inc., maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Optimize Wealth Management Inc.]

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.

Item 31: Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of the Adviser who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, if any, appears under “Management of the Fund” in the Statement of Additional Information.

Item 32: Location of Accounts and Records

To be provided by amendment.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the 1933 Act to any purchaser:

(1) if the Registrant is subject to Rule 430B under the 1933 Act:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, and the Province of Ontario, Canada on the 21st day of February, 2025.

OPTIMIZE PREMIUM YIELD FUND

By:	/s/ Matthew J. McGrath
Name:	Matthew J. McGrath
Title:	Trustee and President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title

/s/ Matthew J. McGrath	Trustee and President (Principal Executive Officer)	February 21, 2025
Matthew J. McGrath

/s/ Irene Cameron	Treasurer (Principal Financial Officer and Accounting Officer)	February 21, 2025
Irene Cameron

INDEX OF EXHIBITS

Exhibit	Exhibit Name
(a)(1)	Certificate of Trust
(a)(2)	Declaration of Trust
(b)	By-Laws